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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-3790

The Quantitative Group of Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Willard L. Umphrey,

Quantitative Investment Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2007 through September 30, 2007

ITEM 1. REPORTS TO SHAREOWNERS.

QUANT FUNDS

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2007

U.S. EQUITY FUNDS

Quant Small Cap Fund

Quant Long/Short Fund

INTERNATIONAL EQUITY FUNDS

Quant Emerging Markets Fund

Quant Foreign Value Fund

QUANT FUNDS

Quant Small Cap Fund

Quant Long/Short Fund

Quant Emerging Markets Fund

Quant Foreign Value Fund

SEMI-ANNUAL REPORT

September 30, 2007

TABLE OF CONTENTS

President’s Letter	1
Fund Expenses	2
Portfolio Manager Commentaries
Quant Small Cap Fund	3
Quant Long/Short Fund	5
Quant Emerging Markets Fund	7
Quant Foreign Value Fund	9
Schedules of Investments
Quant Small Cap Fund	11
Quant Long/Short Fund	13
Quant Emerging Markets Fund	16
Quant Foreign Value Fund	18
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows for Quant Long/Short Fund	24
Financial Highlights	25
Notes to Financial Statements	30
Information for Shareholders	37
Management Contract and Advisory Contract Approval	37
Trustees and Officers	42
Service Providers	back cover

This report must be preceded or accompanied by a current Quant Funds prospectus. You should read the prospectus carefully before investing because it contains more complete information on the Quant Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.quantfunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the Quant Funds nor U.S. Boston Capital Corporation is a bank.

Dear Fellow Shareholder:

We are pleased to provide you with the Quant Funds’ Semi-Annual Report for the six months ended September 30, 2007 to update you on recent market conditions and the performance of the Quant Funds.

Domestically, equities experienced high levels of volatility during the summer due to concerns over the sub-prime mortgage fallout. The Federal Reserve slashed short-term interest rates by 50 basis points (0.5%) to alleviate investor concerns that a recession was forthcoming. The result was a strong broad-based rally and September ended on a positive note. While growth may have slowed somewhat in the U.S. economy, the declining dollar continues to remind us that the rest of the world is expected to perform well and the financial markets are taking more comfort from the fact that the central bankers are actively engaged.

World equity market performance was generally positive for the six-months ended September 30, 2007. The U.S. equity market was up 8.44% (as represented by the S&P 500 Index). Established foreign equity markets were slightly higher than the U.S. markets at 9.05% (as represented by the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE Index)). Equities in the emerging markets were up 31.76%, far outpacing both domestic and established foreign equity markets (as represented by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM Index)).

6-month Index Performance

S&P 500	Ç	8.44%
Russell 2000	Ç	1.19%
MSCI EAFE	Ç	9.05%
MSCI EM	Ç	31.76%

Looking ahead, the portfolio managers for each of the Quant Funds are optimistic about the prospects for good investment opportunities for the remainder of the year and into 2008. We invite you to review the Investment Commentary for your Fund for more information.

We thank you for your continued confidence in Quant Funds. Please feel free to email us at feedback@quantfunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

** GRAPHIC **

Willard Umphrey

President and Chairman

Any statements in this Shareholder Letter regarding market or economic trends or the factors influencing the historical or future performance of the Quant Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Quant Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Quant Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including deferred sales charges (on Ordinary Shares when redeemed), and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

Actual Expenses and Returns

The example provides information about actual account returns and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The example shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. They do not reflect any transactional costs, such as deferred sales charges. Thus, the “hypothetical” lines in the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the Funds’ prospectus for a complete description of these transactional costs.

Expense Example for the six months ended September 30, 2007

Quant Fund	Share Class	Total Return Description	Beginning Account Value 04/01/2007	Ending Account Value 09/30/2007	Annualized Expense Ratio	Expenses Paid 04/01/2007- 09/30/2007
Small Cap	Ordinary	Actual	$1,000.00	$1,039.36	1.64%	$6.98
		Hypothetical	$1,000.00	$1,018.23	1.64%	$6.91
	Institutional	Actual	$1,000.00	$1,041.56	1.31%	$5.56
		Hypothetical	$1,000.00	$1,019.62	1.31%	$5.50
Long/Short	Ordinary	Actual	$1,000.00	$1,027.00	2.02%	$8.03
		Hypothetical	$1,000.00	$1,017.14	2.02%	$7.99
	Institutional	Actual	$1,000.00	$1,029.21	1.53%	$5.99
		Hypothetical	$1,000.00	$1,019.17	1.53%	$5.96
Emerging Markets	Ordinary	Actual	$1,000.00	$1,358.18	1.60%	$7.88
		Hypothetical	$1,000.00	$1,018.39	1.60%	$6.74
	Institutional	Actual	$1,000.00	$1,360.37	1.35%	$6.64
		Hypothetical	$1,000.00	$1,019.45	1.35%	$5.68
Foreign Value	Ordinary	Actual	$1,000.00	$1,006.50	1.57%	$6.58
		Hypothetical	$1,000.00	$1,018.51	1.57%	$6.62
	Institutional	Actual	$1,000.00	$1,007.76	1.32%	$5.54
		Hypothetical	$1,000.00	$1,019.55	1.32%	$5.57

QUANT SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2007

Investment Commentary

For the semi-annual period ended September 30, 2007, Quant Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund achieved a return of 3.94% at net asset value compared to 1.19% for the Index.

Fund Information
Net Assets Under Management	$179.1 Million
Number of Companies	69
Price to Book Ratio	3.5
Price to Earnings Ratio	23.2

	Ordinary	Institutional
Total Expense Ratio*	1.82%	1.31%
Ticker Symbol	USBNX	QBNAX

* Per Prospectus dated July 30, 2007. See the Financial Highlights section in this report for the expense ratios for the semi-annual period.

Market Conditions and Investment Strategies

Equity markets experienced a tumultuous start to the year with a strong advance to new highs in several equity indices followed by a steep decline prompted by a surprise sell-off in the Chinese market in February. World markets recovered by early spring as government officials gave assurances that the policies that underpinned global economic growth remained intact. In the U.S., merger and acquisition activity was positive for investor sentiment, but an unexpected move up in interest rates in late May presented a new obstacle. As a result, we experienced a market sell-off in early June as investors moved to take profits. Equities experienced renewed levels of volatility during the summer months as concerns over the fallout from sub-prime mortgages and the direction of the economy moved the markets in dramatic fashion. Just when the outlook seemed darkest, the Federal Reserve rode to the rescue in mid-September, slashing short term interest rates by one half percentage point and quashing investor concerns that a recession was on the way. The stock market responded with a strong rally and September ended on a high note.

Materials, Energy and Health Care were the top performing Index sectors during the period. Our best areas of out-performance came from Energy and Consumer Discretionary where we added 2.18% and 1.31% respectively over the Index. One of our largest holdings, Core Laboratories N.V., a provider of energy services, rose by more than 50% during the period. In Consumer Discretionary, portfolio holding RARE Hospitality International Inc. was the object of an acquisition offer in August and gained over 26%. We added 1.17% in Telecommunication Services, primarily due to Crown Castle International Corp., which returned over 25%. Health Care showed positive returns and Omnicell Inc., a medical device maker, was a standout performer rising over 36%.

Index sectors that did poorly were Financials and Consumer Discretionary each falling over 7%. These areas have suffered under the persistent weakness of the housing market and modest jobs growth.

Areas of relative underperformance in the Fund came primarily from Information Technology where we gave up 0.52%. Holdings Polycom Inc. and Verint Systems Inc. detracted as both fell over 19%. We marginally underperformed in Materials, Financials, and Industrials.

We were pleased to have earned a positive return during a difficult period for the market and believe our industry diversification and focus on high quality companies again rewarded us.

Portfolio Changes

The Fund incurred only minor changes in sector weightings during the period with the exception of Financials where our exposure declined from over 15% to under 14%. All other sectors changed modestly primarily as a result of market fluctuations.

Outlook for 2008

Volatility in the equity markets has increased, and investors are searching for a new catalyst to sustain the recent uptrend. May through October tends to be the weakest time for stocks and we are approaching the end of this period. Oil prices, interest rates and consumer spending will most likely continue to be the main issues influencing the direction of stocks.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams of Columbia Partners, L.L.C. Investment Management.

Top 10 Holdings
Percentage of total net assets	34.2%
Core Laboratories N.V.	4.9%
Crown Castle International Corporation	4.6%
Entertainment Properties Trust	4.2%
Vail Resorts, Inc.	3.4%
Sierra Health Services, Inc.	3.3%
Sotheby’s	3.1%
Ventas, Inc.	3.0%
GUESS?, Inc.	2.7%
Psychiatric Solutions, Inc.	2.5%
NICE-Systems, Ltd.	2.5%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Industrials	19.5%
Consumer Discretionary	17.5%
Health Care	14.3%
Financials	13.4%
Information Technology	12.2%
Energy	6.8%
Telecommunication Services	6.3%
Consumer Staples	4.3%
Materials	2.0%
Cash and Other Assets (Net)	3.7%

Value of a $10,000 Investment
Quant Small Cap (QSC) Ordinary Shares vs. Russell 2000 Index(3)
**GRAPHIC**

Average Annual Total Returns

	Three Months	Six Months	1-Year	5-Year	10-Year	Since Inception	Inception Date
Ordinary Shares	-0.28%	3.94%	17.13%	19.79%	8.48%	14.30%	08/03/92
Ordinary Shares (adjusted)(1)	-1.28%	2.90%	15.96%	19.55%	8.37%	14.22%	08/03/92
Institutional Shares(2)	-0.22%	4.16%	17.67%	20.39%	9.03%	13.37%	01/06/93
Russell 2000(3)	-3.09%	1.19%	12.34%	18.75%	7.22%	11.36%	————

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 9/30/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT LONG/SHORT FUND

INVESTMENT PROFILE

All Data as of September 30, 2007

Investment Commentary

For the semi-annual period ended September 30, 2007, Quant Long/Short Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the S&P 500 Index (the “Index”). The Fund achieved a return of 2.70% at net asset value compared to 8.44% for the Index. Our stock selection model, which incorporates perspectives on valuation, quality and sentiment, offered mixed results overall for this time period. The aggregate stock picking model performed reasonably well, however, the strength in the model was largely in the sentiment components and within a subset of industries. Therefore, given the Fund strategy’s broad sector and industry diversification, we were not able to keep pace with the benchmark.

Fund Information
Net Assets Under Management	$84.4 Million
Number of Companies	115
Price to Book Ratio	2.8
Price to Earnings Ratio	13.3

	Ordinary	Institutional
Total Expense Ratio*	1.74%	1.25%
Ticker Symbol	USBOX	QGIAX

* Per Prospectus dated July 30, 2007. See the Financial Highlights section in this report for the expense ratios for the semi-annual period.

Market Conditions and Investment Strategies

The Fund’s sector and industry exposures relative to the benchmark are a function of our stock selection process. Therefore, performance for the Fund was primarily driven by stock selection positions. Stock selection within technology, health care and energy was the weakest. Within technology, overweights in Lexmark International (-36%) and Network Appliance (-26%) were the biggest detractors of performance. Network Appliance fell in August after reporting earnings that were below analyst expectations. Health care stocks, King Pharmaceuticals (-43%) and Forest Laboratories (-32%) drove underperformance in that sector. King Pharmaceuticals fell sharply when it reported that second quarter profit declined 42% after concerns that it may lose patent challenges on two of its popular drugs.

Finally, within energy, the underweight in Schlumberger Ltd. (+52%) and Chevron Corp. (+28%) hurt performance. Strong stock selection within consumer discretionary and industrials helped to partially offset the Fund’s shortfall. Retail stocks within discretionary helped—specifically a long position in GameStop Inc. (+51%) and short positions in Circuit City (-49%) and Coldwater Creek (-46%). Also a short position in homebuilder Hovananian Enterprises (-34%) benefited the Fund.

Portfolio Changes

While this strategy remains consistent over time, during the period, we have increased our positions among semiconductors, oils and insurance stocks. In addition, we have decreased our positions within media, computer hardware, and financial services stocks. Our sector and industry exposures relative to the benchmark are a function of bottom-up stock selection.

Outlook for 2008

The broad September strength in both bond and stock markets reflects a more accommodative monetary backdrop, but since the financial markets were a key element in prompting the summer policy shift, one has to wonder whether the recent improvement in liquidity conditions, as well as the listless US dollar, may once again compel the Fed to emphasize inflation risks. Thus far, however, the inflation data have remained remarkably benign, and inflation expectations are still below their recent highs from back in the spring. Meanwhile, some preliminary signs of softness in employment, as well as the ongoing concern that rising mortgage payments will dent consumer expenditures, seem likely to keep the policy focus tilted to preserving the growth outlook. As a result, worries about the sustainability of economic activity into 2008 can continue to ease, and investors seeking to rebuild equity positions will find many attractive values, especially relative to unappealing bond yields. With housing, consumer, and financial risks having been analyzed to a fault throughout the summer of 2007, it seems that investors have plenty of room to shift their attention back to the many companies that continue to benefit from an impressively resilient global growth environment.

The Fund’s portfolio is managed by a team of portfolio managers at SSgA Funds Management, Inc. The lead portfolio manager is James Johnson, CFA.

Top 10 Long Holdings
Percentage of total net assets	39.7%
Exxon Mobil Corporation	5.1%
Citigroup Inc.	4.3%
Cisco Systems, Inc.	4.2%
AGCO Corporation	4.0%
AT&T Corporation	4.0%
Bank of America Corporation	3.8%
Big Lots, Inc.	3.7%
GameStop Corp.	3.7%
Motorola, Inc.	3.5%
ITT Educational Services, Inc.	3.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Short Holdings
Percentage of total net assets	-15.7%
VeriFone Holdings, Inc.	-1.9%
TETRA Technologies, Inc.	-1.7%
Ciena Corporation	-1.7%
SBA Communications Corporation	-1.7%
Monster Worldwide, Inc.	-1.6%
Cypress Semiconductor Corporation	-1.5%
Dolby Laboratories, Inc.	-1.5%
Pharmaceutical Product Development, Inc.	-1.4%
CarMax, Inc.	-1.4%
CME Group, Inc.	-1.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	23.6%
Information Technology	21.9%
Consumer Discretionary	20.6%
Industrials	15.8%
Health Care	14.2%
Energy	12.3%
Consumer Staples	5.5%
Telecommunication Services	4.4%
Utilities	4.1%
Materials	3.2%
Cash and Other Assets (Net)	1.5%
Short Positions	-27.1%

Value of a $10,000 Investment

Quant Long/Short (QLS) Ordinary Shares vs. S&P 500 Index(3)

**GRAPHIC**

Average Annual Total Returns

	Three Months	Six Months	1-Year	5-Year	10-Year	Since Inception	Inception Date
Ordinary Shares	-0.96%	2.70%	12.93%	12.93%	4.85%	11.40%	05/06/85
Ordinary Shares (adjusted)(1)	-1.95%	1.67%	11.80%	12.70%	4.75%	11.35%	05/06/85

Institutional Shares(2)	-0.87%	2.92%	13.43%	13.47%	5.37%	10.22%	03/25/91
S & P 500(3)	2.03%	8.44%	16.44%	15.46%	6.57%	12.41%	————

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 6/30/85.

Short selling involves certain risks including the possibility that short positions do not limit the Fund’s stock market exposure as expected, that the future value of a short position increases above its recorded value potentially resulting in an unlimited loss and that the lender of a security sold short could terminate the loan at a price or time that is disadvantageous to the Fund.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2007

Investment Commentary

For the semi-annual period ended September 30, 2007, Quant Emerging Markets Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 35.82% at net asset value compared to 31.76% for the Index. The Fund’s value-added over the period was very strong and was primarily due to stock selection. The quantitative strategy the fund employs has two major components, stock selection and country selection. The fund targets ownership of specific stocks that add value on their own as well as provide exposure to their country of exposure. Risk from country exposure is controlled to a large degree.

Fund Information
Net Assets Under Management	$528.1 Million
Number of Companies	74
Price to Book Ratio	3.1
Price to Earnings Ratio	15.5

	Ordinary	Institutional
Total Expense Ratio*	1.97%	1.46%
Ticker Symbol	QFFOX	QEMAX

* Per Prospectus dated July 30, 2007. See the Financial Highlights section in this report for the expense ratios for the semi-annual period.

Market Conditions and Investment Strategies

Performance at the country level was very strong over the period. In the 25 index markets, only one, Jordan, had a negative return, -8.74%. The others ranged from 8.09% in Mexico to 76.58% for China. The equity markets have reflected positive reaction to the events that have been taking place within the emerging countries. In addition to some further political progress in some markets, investors have noted the widespread financial progress in markets.

The majority of emerging markets throughout Asia, Eastern Europe, South Africa and Latin America are engaged in some form of economic rationalization. Typically it takes the form of monetary policy adjustments associated with interest rates or exchange rate policy. Many countries have also used this period of time to rein in inflation or to solidify policies to keep it under control. We have seen elections based on economic plans that include plans for such things as unemployment, consumer spending and government spending. Overall, some lasting economic change is taking place.

Portfolio Changes

While many of the economies in the emerging markets deal in base materials that are used for construction, we see a boom in demand for global construction and a rise in demand for these materials. Over the past six months, virtually all of the highest contributing stocks to the portfolio’s performance are stocks that are related to materials, shipping or some type of capital equipment. Many of these were already positions in the portfolio, but many were increased over the last six months. The demand for these companies was very high and it was typically focused in the Southeast Asian Countries.

Outlook for 2008

Global trade is a key factor for the emerging markets to continue to stay healthy in the months ahead. Manufacturing, mining, and shipping are all processes that originate in many of the emerging markets. In order for trade to stay robust, global demand must remain healthy, inflation must remain low and fuel prices must remain manageable. All of these factors could influence the level of trade and therefore influence global markets.

In the months ahead, if local efforts to manage economies at aggressive growth rates and rationalized markets continue to develop, new investors should be drawn to these markets and therefore they are expected to grow. The markets that do not make these same changes will remain the same or lose. At current glance, it is the majority of markets that are reforming, so it is reasonable to believe that the interest in these markets will continue to increase.

The Fund’s portfolio is managed by a team of portfolio managers at Panagora Asset Management, Inc. The Fund’s co-lead portfolio managers are David P. Nolan and Richard T. Wilk.

Top 10 Holdings
Percentage of total net assets	26.3%
Gazprom	3.6%
Companhia Vale do Rio Doce	3.3%
China Mobile Limited	2.8%
Hon Hai Precision Industry Co., Ltd.	2.5%
Ceske Energeticke Zavody	2.5%
Banco Bradesco SA	2.4%
Petroleo Brasileiro SA	2.4%
iShares MSCI Taiwan Index Fund	2.3%
Vanguard Emerging Markets ETF (VWO)	2.3%
Hyundai Heavy Industries Co., Ltd.	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Country Allocations
Percentage of total net assets	82.8%
South Korea	14.2%
China	13.2%
Brazil	12.1%
Taiwan	11.9%
South Africa	8.4%
Russia	8.0%
Mexico	5.6%
Turkey	3.7%
India	3.2%
Czech Republic	2.5%

Sector Allocation
Percentage of total net assets	100.0%
Financials	20.7%
Materials	14.3%
Energy	13.7%
Information Technology	11.7%
Telecommunication Services	9.8%
Industrials	9.8%
Consumer Discretionary	6.0%
Exchange Traded Funds	4.8%
Consumer Staples	4.3%
Utilities	4.3%
Health Care	0.6%

Value of a $10,000 Investment

Quant Emerging Markets (QEM) Ordinary Shares vs. MSCI EM Index(3)

**GRAPHIC**

Average Annual Total Returns

	Three Months	Six Months	1-Year	5-Year	10-Year	Since Inception	Inception Date
Ordinary Shares	15.44%	35.82%	68.04%	43.72%	14.78%	10.80%	09/30/94
Ordinary Shares (adjusted)(1)	14.29%	34.46%	66.36%	43.43%	14.67%	10.71%	09/30/94
Institutional Shares(2)	15.54%	36.04%	68.64%	44.29%	15.30%	14.13%	04/02/96
MSCI EM	14.52%	31.76%	58.63%	39.11%	11.94%	8.48%	————

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/85.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of September 30, 2007

Investment Commentary

For the semi-annual period ended September 30, 2007, the Quant Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (the “Index”). The Fund achieved a return of 0.65% at net asset value compared to 9.05% for the Index.

Fund Information
Net Assets Under Management	$1,255.9 Million
Number of Companies	52
Price to Book Ratio	2.6
Price to Earnings Ratio	13.2

	Ordinary	Institutional
Total Expense Ratio*	1.60%	1.35%
Ticker Symbol	QFVOX	QFVIX

* Per Prospectus dated July 30, 2007. See the Financial Highlights section in this report for the expense ratios for the semi-annual period.

Market Conditions and Investment Strategies

The current year has been referenced as one of the most volatile periods in recent stock market history—with both domestic and international markets experiencing rallies one week and negative returns the next. Investors are bombarded with stories about foreclosure rates, sub-prime lending issues, inflation questions and much more—leading to panicked selling.

The Fund’s management, however, remains true to its strict multi-cap international value discipline in the face of market volatility. The Fund’s multi-cap strategy has been a competitive advantage for many years, as it provides flexibility to move across sectors and countries to seek undervalued investment opportunities. In the past, the strategy has allowed the manager to outperform even in certain growth-oriented markets. However, the strategy may not perform as well in irrational markets—like the one we are currently experiencing.

Materials and Industrials sectors contributed most to performance: these two sectors combined represented 47% of the portfolio. We continue to see strong demand for Materials and Industrial goods needed to facilitate growth of a healthy world economy. Positive contributions for Materials were broad-based, spearheaded by perennial performer, BHP Billiton of Australia, as well as South African companies including Metorex and Impala.

In the Industrial sector, Finland-based KCI Konecranes and Norway’s Camillo Eitzen performed well. The companies continue to benefit from growing demand for port modernization and shipping activities. Finnish company, Kone OYJ, was an equally strong performer. Other Industrial companies with good performance included Japanese logistics and shipping companies, Nippon Yusen and Iino Kaiun Kaisha.

Our Energy investments, including Technip, an engineering services company for energy and petrochemical industries, and Sasol, a diversified fuel, chemical, and related manufacturing company, both contributed positively to the semi-annual returns. As sources of oil become more difficult to find, and more expensive to drill, companies involved in oil or alternative energy sources will continue to gain traction.

Consumer Discretionary stocks were the main detractors in performance, followed by Utilities. Holdings in Japanese domestic stocks were affected by a weaker yen, which raised the concern that import costs of energy, commodities, and other costs may increase for companies that sell to domestic consumers and thus affect margins. In the U.K., credit market volatility negatively affected residential homebuilders, as investors became concerned about the availability of mortgage money.

Portfolio Changes

In the last six months, we reduced holdings in some European stocks to make new investments in European Financials and an Asian oil refinery. Commitments were made to Technip, Anglo Irish Bank Corporation and Depfa Bank.

Outlook for 2008

Fund management continues its diligent on-the-ground research, meeting with management teams and local competitors to determine the strength of company fundamentals. These research activities indicate that business is quite good despite dropping stock prices. The disconnect between fundamentals and stock market valuations can be directly attributed to panic selling by investors. We intend to continue taking advantage of these depressed valuations going forward. In making such investments now, the Fund is preparing for potential success when markets return to a focus on fundamentals.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, Inc.

Top 10 Holdings
Percentage of total net assets	22.3%
BHP Billiton Ltd.	2.5%
Bank of Ireland	2.3%
Tecnip S.A.	2.3%
Impala Platinum Holdings Ltd.	2.3%
Anglo Irish Bank Corporation plc	2.3%
Methanex Corporation	2.2%
Kone Corporation OYJ-B	2.1%
DNB Holding ASA	2.1%
DEPFA BANK PLC	2.1%
Smurfit Kappa PLC	2.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Country Allocations
Percentage of total net assets	82.9%
Japan	18.7%
Ireland	12.8%
Finland	9.9%
United Kingdom	8.3%
France	8.3%
South Africa	7.6%
Norway	6.0%
Sweden	4.1%
Belgium	4.0%
South Korea	3.2%

Sector Allocation
Percentage of total net assets	100.0%
Materials	29.0%
Industrials	19.5%
Financials	17.2%
Consumer Discretionary	12.8%
Consumer Staples	6.6%
Energy	6.1%
Telecommunication Services	3.6%
Utilities	3.5%
Information Technology	1.7%

Value of a $10,000 Investment

Quant Foreign Value (QFV) Ordinary Shares vs. MSCI EAFE Index(3)

**GRAPHIC**

Average Annual Total Returns

	Three Months	Six Months	1-Year	5-Year	10-Year	Since Inception	Inception Date
Ordinary Shares	-1.94%	0.65%	20.63%	27.06%	N/A	11.13%	05/15/98
Ordinary Shares (adjusted)(1)	-2.92%	-0.36%	19.43%	26.80%	N/A	11.01%	05/15/98
Institutional Shares(2)	-1.85%	0.78%	20.97%	27.40%	N/A	14.37%	12/18/98
MSCI EAFE	2.23%	9.05%	25.38%	24.05%	8.35%	8.20%	————

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT SMALL CAP FUND

SCHEDULE OF INVESTMENTS

September 30, 2007 (Unaudited)

Common Stock—96.3%

	Shares	Value
AEROSPACE & DEFENSE—1.9%
BE Aerospace, Inc. (a)	82,249	$3,415,801
COMMERCIAL SERVICES & SUPPLIES—14.8%
AMN Healthcare Services, Inc. (a)	78,111	1,463,019
Bright Horizons Family Solutions, Inc. (a)	41,507	1,778,160
Huron Consulting Group, Inc. (a)	47,569	3,454,461
inVentiv Health, Inc. (a)	41,817	1,832,421
Kforce Inc. (a)	153,498	1,973,984
Mobile Mini, Inc. (a)	64,071	1,547,955
Sotheby’s (a)	114,998	5,495,755
Star Maritime Acquisition Corporation (a)	116,691	1,634,841
Symmetry Holdings Inc.	127,081	1,074,061
Waste Connections, Inc. (a)	92,115	2,925,572
Williams Scotsman International, Inc. (a)	118,966	3,296,548
		26,476,777
COMMUNICATIONS EQUIPMENT—7.1%
ARRIS Group, Inc. (a)	43,925	542,474
Comtech Telecommunications
Corporation (a)	44,623	2,386,884
Comverse Technology, Inc. (a)	66,905	1,324,719
NICE-Systems, Ltd. (a) (b)	122,903	4,404,843
Polycom, Inc. (a)	64,309	1,727,340
Sierra Wireless, Inc. (a)	114,939	2,422,914
		12,809,174
DIVERSIFIED FINANCIAL SERVICES—0.0%
Leesport Financial Corporation	152	2,907

ELECTRICAL EQUIPMENT—0.8%
Ultralife Batteries, Inc. (a)	111,110	1,422,208
ENERGY EQUIPMENT & SERVICES—6.4%
Core Laboratories N.V. (a)	68,416	8,715,514
Dawson Geophysical Company (a)	35,255	2,732,615
		11,448,129
FOOD PRODUCTS—3.7%
The Great Atlantic & Pacific
Tea Company, Inc.	65,361	1,990,896
The Hain Celestial Group, Inc. (a)	49,811	1,600,428
United Natural Foods, Inc. (a)	108,534	2,954,295
		6,545,619
HEALTH CARE EQUIPMENT & SERVICES—12.4%
Omnicell Inc. (a)	147,410	4,207,081
Psychiatric Solutions, Inc. (a)	115,451	4,534,915
Schein (Henry), Inc. (a)	54,321	3,304,890
Sierra Health Services, Inc. (a)	141,705	5,978,534
Stereotaxis, Inc. (a)	43,483	599,631

Sunrise Senior Living, Inc. (a)	62,724	2,218,548
ZOLL Medical Corporation (a)	53,637	1,390,271
		22,233,870
HOTELS, RESTAURANTS & LEISURE—7.3%
California Pizza Kitchen, Inc. (a)	35,714	627,495
Great Wolf Resorts, Inc. (a)	161,738	1,999,081
National CineMedia, Inc. (a)	28,913	647,651
RARE Hospitality International, Inc. (a)	100,516	3,830,665
Vail Resorts, Inc. (a)	96,437	6,007,061
		13,111,953
HOUSEHOLD DURABLES—0.8%
Interface, Inc. CL A	79,918	1,442,520
INSURANCE—1.0%
Selective Insurance Group, Inc.	84,469	1,797,500
INTERNET & CATALOG RETAIL—1.8%
NutriSystem Inc. (a)	67,848	3,181,393
LEISURE EQUIPMENT & PRODUCTS—0.8%
LeapFrog Enterprises, Inc. (a)	166,423	1,372,990
MACHINERY—2.0%
Gardner Denver, Inc. (a)	91,656	3,574,584
TurboChef Technologies, Inc. (a)	1	13
		3,574,597
MEDIA—3.7%
Entercom Communications Corporation	138,446	2,676,161
Lions Gate Entertainment Corporation (a)	262,372	2,705,056
Regal Entertainment Group	53,439	1,172,986
		6,554,203
METALS & MINING—2.0%
Coeur d’Alene Mines Corporation (a)	493,963	1,872,120
Lundin Mining Corporation (a)	133,580	1,708,488
		3,580,608
OIL & GAS—0.4%
Edge Petroleum Corporation (a)	61,321	787,362
PERSONAL PRODUCTS—0.6%
Inter Parfums, Inc.	47,948	1,134,929
PHARMACEUTICALS—1.9%
American Oriental Bioengineering, Inc. (a)	307,812	3,432,104

REAL ESTATE—12.4%
Entertainment Properties Trust	147,200	7,477,760
FelCor Lodging Trust Inc.	87,547	1,744,812
Grubb & Ellis Company (a)	152,559	1,418,799
Hersha Hospitality Trust	328,079	3,247,982
Strategic Hotel & Resorts, Inc.	143,897	2,962,839
Ventas, Inc.	129,537	5,362,832
		22,215,024
RETAILING—3.1%
GUESS?, Inc. (a)	97,522	4,781,504
Urban Outfitters, Inc. (a)	39,548	862,146
		5,643,650

SOFTWARE & SERVICES—5.1%
Euronet Worldwide, Inc. (a)	58,359	1,737,347
Internet Capital Group, Inc. (a)	109,912	1,318,944
Marchex, Inc.	58,334	554,756
Synchronoss Technologies, Inc. (a)	53,075	2,232,335
TechTarget, Inc. (a)	412	6,963
Ulticom, Inc. (a)	167,009	1,352,773
Verint Systems Inc. (a)	71,543	1,860,118
		9,063,236
TELECOMMUNICATION SERVICES—0.2%
Atlantic Tele-Network, Inc.	9,732	353,758
WIRELESS TELECOMMUNICATION SERVICES—6.1%
Crown Castle International Corporation (a)	204,802	8,321,105
SBA Communications Corporation (a)	75,742	2,672,178
		10,993,283
TOTAL COMMON STOCK
(Cost $128,890,360)		172,593,595

Short Term Investments—4.0%
	Par Value	Value
State Street Bank & Trust
Repurchase Agreement 1.4%, 10/01/07, (Dated 09/28/07), Collateralized by $5,875,000 par U.S. Treasury Bond—7.125%, 02/15/2023, Market Value $7,342,340, Repurchase Proceeds $7,196,840 (Cost $7,196,000)	$7,196,000	$7,196,000
TOTAL INVESTMENTS—100.3%
(Cost $136,086,360) (c)		179,789,595
OTHER ASSETS & LIABILITIES (NET)—(0.3%)		(650,704)
NET ASSETS—100%		$179,138,891

(a) Non-income producing security

(b) ADR—American Depositary Receipt

(c) At September 30, 2007, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $136,101,744 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$47,709,143
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,021,292)
Net unrealized appreciation	$43,687,851

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

September 30, 2007 (Unaudited)

Common Stock—98.5%

Long Positions—125.6%

	Shares	Value
AEROSPACE & DEFENSE—2.0%
Lockheed Martin Corporation *	15,900	$1,724,991
BANKS—4.8%
Bank of America Corporation *	63,400	3,187,118
Comerica, Inc. *	900	46,152
National City Corporation	3,600	90,324
Wells Fargo & Company *	21,000	748,020
		4,071,614
CHEMICALS—0.3%
Celanese Corporation	5,900	229,982
COMMERCIAL SERVICES AND SUPPLIES—8.8%
Career Education Corporation (a) *	68,400	1,914,516
Deluxe Corporation *	71,800	2,645,112
ITT Educational Services, Inc. (a) *	23,800	2,896,222
		7,455,850
COMMUNICATIONS EQUIPMENT—8.6%
Cisco Systems, Inc. (a) *	105,800	3,503,038
Motorola, Inc. *	161,600	2,994,448
Plantronics, Inc.	27,800	793,690
		7,291,176
COMPUTERS & PERIPHERALS—2.7%
Hewlett-Packard Company	16,300	811,577
International Business Machines	3,100	365,180
Network Appliance, Inc. (a)	39,400	1,060,254
		2,237,011
CONTAINERS & PACKAGING—2.8%
Jarden Corporation (a) *	10,600	327,964
Pactiv Corporation (a) *	72,000	2,063,520
		2,391,484
DIVERSIFIED FINANCIAL SERVICES—10.3%
Affiliated Managers Group, Inc. (a)	5,600	714,056
American Express Company *	7,600	451,212
Ameriprise Financial, Inc.	3,600	227,196
Capital One Financial Corporation	2,300	152,789
Citigroup, Inc. *	77,766	3,629,339
JPMorgan Chase & Co. *	46,900	2,148,958
Morgan Stanley *	21,700	1,367,100
		8,690,650
DIVERSIFIED TELECOMMUNICATION SERVICES—4.4%
AT&T Corporation *	79,187	3,350,402
CenturyTel, Inc.	8,500	392,870
		3,743,272
ELECTRIC UTILITIES—3.0%
American Electric Power Company, Inc.	2,500	115,200
Edison International *	41,700	2,312,265

FirstEnergy Corp.	800	50,672
		2,478,137
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
Thermo Fisher Scientific, Inc. (a)	2,600	150,072
ENERGY EQUIPMENT & SERVICES—0.7%
Dresser-Rand Group, Inc. (a)	13,100	559,501
Global Industries, Ltd.	1,900	48,944
		608,445
FOOD & STAPLES RETAILING—0.8%
Carolina Group *	6,100	501,603
Coca-Cola Enterprises, Inc.	1,600	38,752
General Mills, Inc.	2,200	127,622
		667,977
HEALTH CARE EQUIPMENT & SERVICES—1.3%
DENTSPLY International, Inc.	3,200	133,248
Humana, Inc. (a)	2,500	174,700
McKesson Corporation	7,100	417,409
Waters Corporation (a)	6,000	401,520
		1,126,877
HEALTH CARE PROVIDERS & SERVICES—6.8%
CIGNA Corporation *	43,300	2,307,457
Pediatrix Medical Group, Inc. (a)	18,200	1,190,644
Wellcare Health Plans, Inc. (a) *	20,800	2,192,944
		5,691,045
HOTELS, RESTAURANTS & LEISURE—0.7%
McDonald’s Corporation	11,000	599,170
HOUSEHOLD PRODUCTS—2.2%
Energizer Holdings, Inc. (a) *	16,700	1,851,195
INDUSTRIAL CONGLOMERATES—1.0%
Cooper Industries, Ltd.	5,000	255,450
General Electric Company	13,300	550,620
		806,070
INSURANCE—8.5%
ACE Ltd.	10,500	635,985
AFLAC Inc.	2,800	159,712
American International Group, Inc.	10,800	730,620
MetLife, Inc.	17,100	1,192,383
RenaissanceRe Holdings, Ltd. *	29,500	1,929,595
The Travelers Companies, Inc.	16,900	850,746
Unum Group	67,200	1,644,384
		7,143,425
LEISURE EQUIPMENT & PRODUCTS—3.3%
Hasbro, Inc. *	59,400	1,656,072
Mattel, Inc.	49,000	1,149,540
		2,805,612
MACHINERY—4.0%
AGCO Corporation (a) *	66,400	3,371,128

MEDIA—1.4%
CBS Corporation Class B	4,600	144,900

Gannett Co., Inc.	1,300	56,810
Omnicom Group, Inc. *	20,200	971,418
		1,173,128
METALS & MINING—0.1%
Nucor Corporation	1,900	112,993
OIL & GAS—11.6%
ChevronTexaco Corporation	5,900	552,122
ConocoPhillips	18,000	1,579,860
Exxon Mobil Corporation *	46,100	4,267,016
Frontier Oil Corporation	1,100	45,804
Tesoro Corporation	40,100	1,845,402
Valero Energy Corporation	8,200	550,876
XTO Energy, Inc.	15,300	946,152
		9,787,232
PERSONAL PRODUCTS—2.0%
NBTY, Inc. (a) *	40,800	1,656,480
PHARMACEUTICALS & BIOTECHNOLOGY—6.1%
AmerisourceBergen Corporation	17,400	788,742
Amylin Pharmaceuticals, Inc. (a)	900	45,000
Forest Laboratories, Inc. (a) *	66,100	2,464,869
King Pharmaceuticals, Inc. (a) *	156,800	1,837,696
PharMerica Corporation (a)	1,450	21,634
		5,157,941
RETAILING—6.7%
Big Lots, Inc. (a) *	103,700	3,094,408
RadioShack Corporation	85,300	1,762,298
Sherwin-Williams Company	12,000	788,520
		5,645,226
SEMICONDUCTOR EQUIPMENT—7.0%
Atmel Corporation (a) *	330,900	1,707,444
QLogic Corporation (a) *	118,100	1,588,445
RF Micro Devices, Inc. (a) *	338,500	2,278,105
Texas Instruments Incorporated	8,900	325,651
		5,899,645
SOFTWARE & SERVICES—3.4%
McAfee, Inc. (a)	37,900	1,321,573
Microsoft Corporation	52,600	1,549,596
		2,871,169
SPECIALTY RETAIL—8.5%
Aeropostale, Inc. (a) *	98,250	1,872,645
AutoZone, Inc. (a) *	18,800	2,183,432
GameStop Corporation (a)	54,700	3,082,345
		7,138,422
TOBACCO—0.5%
Altria Group, Inc.	6,200	431,086
UTILITIES—1.1%
Energen Corporation	12,600	719,712
Questar Corporation	4,300	225,879
		945,591
TOTAL LONG POSITIONS—125.6%

(Cost $96,744,816) (b)		105,954,096
Short Positions—(27.1%)
COMMERCIAL SERVICES AND SUPPLIES—(2.2%)
Monster Worldwide, Inc. (a)	(38,600)	(1,314,716)
The Brink’s Company	(9,300)	(519,684)
		(1,834,400)
COMMUNICATIONS EQUIPMENT—(1.7%)
Ciena Corporation (a)	(37,300)	(1,420,384)
COMPUTERS & PERIPHERALS—(0.7%)
Seagate Technology	(21,700)	(555,086)
DISTRIBUTORS—(1.4%)
CarMax, Inc. (a)	(56,700)	(1,152,711)
DIVERSIFIED FINANCIAL SERVICES—(1.8%)
CME Group, Inc.	(1,900)	(1,115,965)
NYSE Euronext	(5,400)	(427,518)
		(1,543,483)
ELECTRIC UTILITIES—(0.7%)
Dynegy, Inc. (a)	(65,700)	(607,068)
ELECTRONIC EQUIPMENT—(0.4%)
The Cooper Companies, Inc.	(3,300)	(172,986)
Tech Data Corporation	(5,400)	(216,648)
		(389,634)
ENERGY EQUIPMENT & SERVICES—(1.7%)
TETRA Technologies, Inc.	(67,200)	(1,420,608)
HEALTH CARE PROVIDERS & SERVICES—(1.4%)
Pharmaceutical Product Development, Inc.	(32,900)	(1,165,976)
HOTELS, RESTAURANTS & LEISURE—(1.4%)
Panera Bread Company (a)	(17,000)	(693,600)
Royal Caribbean Cruises, Ltd.	(12,700)	(495,681)
		(1,189,281)
HOUSEHOLD DURABLES—(1.5%)
Dolby Laboratories, Inc.	(36,800)	(1,281,376)
INTERNET CATALOG & RETAIL—(0.6%)
Coldwater Creek, Inc. (a)	(46,700)	(507,162)
MEDIA—(1.2%)
The Interpublic Group of
Companies, Inc. (a)	(96,500)	(1,001,670)
PHARMACEUTICAL & BIOTECHNOLOGY—(0.9%)
Abraxis BioScience, Inc. (a)	(10,300)	(235,149)
Valeant Pharmaceuticals International	(33,000)	(510,840)
		(745,989)
RETAILING—(2.7%)
Circuit City Stores, Inc.	(120,200)	(950,782)
Dillard’s, Inc.	(12,500)	(272,875)
Saks, Inc.	(62,200)	(1,066,730)
		(2,290,387)
SEMICONDUCTOR EQUIPMENT—(2.8%)
Advanced Micro Devices, Inc.	(81,300)	(1,073,160)
Cypress Semiconductor Corporation (a)	(44,300)	(1,294,003)
		(2,367,163)

SOFTWARE & SERVICES—(1.9%)
VeriFone Holdings, Inc. (a)	(36,200)	(1,604,746)
SPECIALTY RETAIL—(0.4%)
Penske Automotive Group, Inc.	(16,600)	(335,984)
WIRELESS TELECOMMUNICATIONS—(1.7%)
SBA Communications Corporation (a)	(40,100)	(1,414,728)
TOTAL SHORT POSITIONS (27.1%)
(Proceeds $24,472,392) (b)		(22,827,836)
TOTAL LONG POSITIONS 125.6%		105,954,096
TOTAL SHORT POSITIONS (27.1%)		(22,827,836)
TOTAL LONG + SHORT 98.5%		83,126,260
OTHER ASSETS & LIABILITIES (NET)—1.5%		1,271,123
NET ASSETS—100%		$84,397,383

(a) Non-Income producing security

(b) At September 30, 2007, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $72,272,425 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,986,928
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,133,092)
Net unrealized appreciation	$10,853,836

The percentage of each investment category is calculated as a percentage of net assets.

* All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2007 (Unaudited)

Common Stock—86.3%

	Shares	Value
BRAZIL—6.5%
Gerdau SA (a)	181,287	$4,753,345
Petroleo Brasileiro SA (a)	193,718	12,533,554
Companhia de Saneamento Basico de Estado de Sao Paolo-SABESP	170,000	4,254,630
Unibanco-Uniao de Bancos Brasileiros SA (b)	59,031	7,765,528
Usinas Siderurgicas de Minas Gerais SA (a)	69,600	4,842,121
		34,149,178
CHINA—13.2%
Angang Steel Company Limited	2,995,000	11,545,474
Chaoda Modern Argriculture (Holdings) Limited	6,124,000	4,957,971
China Life Insurance Co., Limited	1,004,000	5,763,505
China Mobile Limited	894,000	14,636,685
China Petroleum and Chemical Corporation (Sinopec)	8,250,000	10,268,300
China Shipping Development Company, Ltd.	2,770,000	9,002,420
Hopson Development Holdings Limited	2,760,000	9,236,353
Jiangxi Copper Company Limited	1,227,000	3,987,714
		69,398,422
CZECH REPUBLIC—2.5%
Ceske Energeticke Zavody	210,671	12,970,032
HUNGARY—1.7%
MOL Hungarian Oil and Gas Nyrt.	17,400	2,810,100
OTP Bank Nyrt.	117,984	6,388,243
		9,198,343
INDIA—3.2%
Infosys Technologies Limited (a)	79,400	3,842,166
Mahindra & Mahindra Ltd. (b)	118,400	2,227,104
State Bank of India (b)	96,077	10,760,624
		16,829,894
ISRAEL—1.9%
Partner Communications Company Ltd.	438,714	7,286,781
Teva Pharmaceutical Industries Ltd.	64,628	2,866,992
		10,153,773
MALAYSIA—1.9%
Bumiputra-Commerce Holdings Bhd	2,337,700	7,340,687
Golden Hope Plantations Berhad	986,800	2,461,570
		9,802,257
MEXICO—5.6%
America Movil SAB de CV	2,074,410	6,641,148
Consorcio Ara S.A. de CV	4,496,400	6,025,361
Controladora Comercial Mexicana SA de CV	1,485,700	3,942,388
Grupo Mexico SAB de CV	1,639,600	11,773,025
Telefonos De Mexico SAB de CV (Telmex)	860,000	1,410,455
		29,792,377
PHILIPPINES—1.1%
First Philippine Holdings Corporation	2,662,800	4,580,843
Petron Corporation	7,805,598	987,612
		5,568,455
POLAND—1.0%

Globe Trade Centre S.A. (c)	307,133	5,495,497
RUSSIA—8.0%
Gazprom (a)	425,627	18,770,151
JSC MMC Norilsk Nickel (a)	25,500	6,936,000
LUKoil (a)	62,900	5,226,990
SISTEMA JSFC (b)	198,426	6,597,665
Tatneft (b)	44,546	4,900,060
		42,430,866
SOUTH AFRICA—8.4%
African Bank Investments Limited	1,558,048	7,088,519
Ellerine Holdings Limited	386,624	4,151,690
Foschini Limited	701,023	5,296,967
MTN Group Limited	609,120	9,249,341
Nampak Limited	912,654	2,864,518
Sasol Ltd.	37,525	1,614,002
Standard Bank Group Limited	420,984	6,084,231
Steinhoff International Holdings Limited	619,758	1,756,097
Tiger Brands Limited	236,093	6,238,613
		44,343,978
SOUTH KOREA—14.2%
Daelim Industrial Co., Ltd.	51,000	9,445,992
GS Engineering & Construction Corp	53,150	9,234,388
Hankook Tire Co. Ltd.	392,260	8,036,797
Hyundai Heavy Industries Co., Ltd.	25,550	11,809,703
Hyundai Mipo Dockyard Co., Ltd.	30,420	10,470,743
Kookmin Bank	72,300	6,020,062
Samsung Electronics Co., Ltd.	2,990	1,878,654
Shinhan Financial Group Co., Ltd.	118,320	7,731,559
SK Holdings Co., Ltd.	14,320	3,051,303
SK Energy Co., Ltd.	35,059	6,129,531
SK Telecom Co., Ltd.	4,680	1,073,922
		74,882,654
TAIWAN—11.9%
AU Optronics Corp	2,663,262	4,594,504
China Steel Corporation	6,142,920	8,959,798
D-Link Corporation	3,160,980	7,845,546
Delta Electronics Inc.	1,154,493	4,475,053
Hon Hai Precision Industry Co., Ltd.	1,735,418	13,081,441
MediaTek Incorporation	343,087	6,181,558
Powertech Technology Inc.	2,589,900	10,435,785
Siliconware Precision Industries Company	3,207,349	7,223,538
		62,797,223
THAILAND—1.5%
Charoen Pokphand Foods Public
Company Limited	28,441,400	4,356,451
PTT Public Company Limited	385,100	3,786,395
		8,142,846
TURKEY—3.7%
Turkcell Iletisim Hizmetleri AS	364,889	3,075,543
Turkiye Garanti Bankasi AS	607,435	4,643,039
Turkiye Sise ve Cam Fabrikalari AS	641,603	3,181,108
Yapi ve Kredi Bankasi AS (c)	2,662,323	8,491,978
		19,391,668
TOTAL COMMON STOCK

(Cost $286,789,933)		455,347,463
Preferred Stock—5.6%
BRAZIL—5.6%
Banco Bradesco SA (a)	430,166	12,633,976
Companhia Vale do Rio Doce (a)	605,452	17,225,109
		29,859,085
TOTAL PREFERRED STOCK
(Cost $15,531,346)		29,859,085
Exchange Traded Funds—4.6%
OTHER—4.6%
iShares MSCI Emerging Market
Index Fund	81,900	12,239,955
Vanguard Emerging Markets ETF	117,800	12,199,368
TOTAL EXCHANGE TRADED FUNDS
(Cost $20,467,452)		24,439,323
Short Term Investments—2.9%
	Par Value	Value
State Street Bank & Trust Repurchase Agreement 1.4%, 10/01/07, (Dated 09/28/07), Collateralized by $12,475,000 par U.S. Treasury Bond—7.125%, 02/15/2023, Market Value $15,590,756.00, Repurchase Proceeds $15,284,783 (Cost $15,283,000)	$15,283,000	$15,283,000
TOTAL INVESTMENTS—99.4%
(Cost $338,071,731) (d)		524,928,871
OTHER ASSETS & LIABILITIES (Net)—0.6%		3,195,667
NET ASSETS—100%		$528,124,538

(a) ADR—American Depositary Receipt

(b) GDR—Global Depositary Receipt

(c) Non-income producing security

(d) At September 30, 2007, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $338,071,731 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$188,137,128
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,279,988)
Net unrealized appreciation	$186,857,140

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Common, Preferred Stock, and Exchange Traded Funds)
Financial	20.7%
Material	14.3%
Energy	13.7%
Information Technology	11.7%
Telecommunication Services	9.8%
Industrial	9.8%
Consumer Discretionary	6.0%
Exchange Traded Funds	4.8%
Consumer Staples	4.3%
Utilities	4.3%
Health Care	0.6%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS

September 30, 2007 (Unaudited)

Common Stock—97.3%

	Shares	Value
AUSTRALIA—2.5%
BHP Billiton Ltd.	793,850	$31,309,525
AUSTRIA—2.1%
Andritz AG	378,960	26,109,714
BELGIUM—4.0%
KBC Group N.V.	183,756	25,211,216
Solvay S.A.	175,580	25,410,299
		50,621,515
CANADA—2.1%
Methanex Corporation	1,079,107	27,156,535
FINLAND—9.9%
Cargotec Corp., Class B	489,450	23,984,936
KCI Konecranes OYJ	632,380	25,368,581
Kone Corporation OYJ-B	369,800	26,898,465
UPM-Kymmene OYJ	1,010,624	24,374,203
Yit-Yhtyma OYJ	789,100	23,385,396
		124,011,581
FRANCE—8.3%
Christian Dior S.A.	200,673	25,608,844
Compagnie de Saint Gobain S.A.	249,820	26,001,231
Imerys S.A.	257,598	23,447,972
Tecnip S.A.	324,600	28,942,165
		104,000,212
GERMANY—2.1%
Continental AG	187,537	25,863,310
IRELAND—12.8%
Anglo Irish Bank Corporation plc	1,510,200	28,476,916
Bank of Ireland	1,594,557	29,485,683
CRH PLC	631,371	24,827,224
DEPFA BANK PLC	1,288,200	26,598,973
Greencore Group PLC	3,797,881	24,628,399
Smurfit Kappa PLC (a)	1,141,000	26,301,688
		160,318,883
JAPAN—18.7%
Asahi Breweries Ltd.	1,666,100	25,366,931
Central Japan Railway Company	1,948	20,676,527
Iino Kaiun Kaisha	1,771,600	25,046,546
Kansai Electric Power Company Inc.	965,200	22,043,240
KDDI Corporation	3,356	24,876,562
Maruichi Steel Tube Ltd.	908,800	22,692,326
Meiji Dairies Corporation	4,172,000	23,556,882
Nippon Yusen Kabushiki Kaisha	2,524,000	24,638,316
Showa Denko K.K.	6,778,000	25,651,905
Tokyo Electric Power Company Inc.	831,300	20,974,160

		235,523,395
MEXICO—2.0%
Cemex S.A. de CV (a)	862,325	25,800,764
NORWAY—6.0%
Austevoll Seafood ASA (a)	754,613	7,111,032
Camillo Eitzen & Co. ASA	1,167,679	15,642,266
DNB Holding ASA	1,744,323	$26,654,505
Eitzen Maritime Services ASA (a)	231,851	135,802
Yara International ASA	828,200	26,091,426
		75,635,031
SOUTH AFRICA—7.6%
Impala Platinum Holdings Ltd.	826,965	28,839,652
Metorex Ltd. (b)	5,511,718	22,224,992
Sappi Ltd.	1,363,183	20,699,607
Sasol Ltd.	541,235	23,279,263
		95,043,514
SOUTH KOREA—3.2%
Samsung Electronics Company Ltd.	32,585	20,473,556
SK Telecom Company Ltd.	85,393	19,595,181
		40,068,737
SPAIN—1.8%
Banco Bilbao Vizcaya Argentaria	983,546	22,993,837
SWEDEN—4.1%
Autoliv Inc. (b)	424,934	25,389,807
Investor AB	998,156	25,510,546
		50,900,353
THAILAND—1.8%
Thai Oil PLC	9,113,000	22,865,587
UNITED KINGDOM—8.3%
Barratt Developments PLC	1,366,061	20,832,719
Bellway PLC	911,274	19,154,989
Lloyds TSB Group PLC	2,268,727	25,093,212
Persimmon PLC	954,122	18,752,329
Taylor Wimpey PLC	3,603,691	20,259,902
		104,093,151
TOTAL COMMON STOCK
(Cost $1,063,726,609)		1,222,315,644
Short Term Investments—5.4%
	Par Value	Value
United States—5.4%
General Electric Capital Corporation Commercial Paper, Yield of 4.5%, Maturing on 10/01/2007 (Cost $67,998,000)	$67,998,000	$67,998,000
TOTAL SHORT TERM INVESTMENTS—5.4%
(Cost $67,998,000)		67,998,000
TOTAL INVESTMENTS—102.7%
(Cost $1,131,724,609) (c)		1,290,313,644
OTHER ASSETS & LIABILITIES (NET)—(2.7%)		(34,434,888)
NET ASSETS—100%		$1,255,878,756

(a) ADR—American Depository Receipt

(b) Non-income producing security

(c) At September 30, 2007, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $1,132,059,614 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$188,163,638
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(29,909,608)
Net unrealized appreciation	$158,254,030

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Common and Preferred Stock)
Material	29.0%
Industrial	19.5%
Financial	17.2%
Consumer Discretionary	12.8%
Consumer Staples	6.6%
Energy	6.1%
Telecommunication Services	3.6%
Utilities	3.5%
Information Technology	1.7%

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2007 (Unaudited)

			Emerging	Foreign
	Small Cap	Long/Short	Markets	Value
Assets:
Investments at value (Note 2)	$172,593,595	$105,954,096	$509,645,871	$1,222,315,644
Repurchase agreements/commercial paper	7,196,000	—	15,283,000	67,998,000
Foreign currency at value (Cost $7,043,184 for Emerging Markets and $6,324,532 for Foreign Value)	—	—	7,102,906	6,400,976
Cash	1,436	714,221	1,383	604
Cash on deposit with brokers for securities sold short	—	608,474	—	—
Dividends, interest and foreign tax reclaims receivable	215,965	43,049	351,281	3,995,402
Receivable for investments sold	932,830	—	20,336,772	34,401,649
Receivable for shares of beneficial interest sold	128,255	27,040	4,816,811	1,240,829
Other assets	13,864	7,526	7,238	22,387
Total assets	181,081,945	107,354,406	557,545,262	1,336,375,491
Liabilities:
Securities sold short, at value (proceeds of $24,472,392)	—	22,827,836	—	—
Payable for investments purchased	1,706,422	—	28,169,019	77,562,442
Payable for shares of beneficial interest repurchased	20,444	12	366,551	1,263,873
Payable for compensation of Manager (Note 3)	142,977	68,420	385,546	962,305
Payable for distribution fees (Note 3)	29,786	33,754	90,734	208,612
Payable to custodian	2,949	4,000	19,590	57,311
Payable to transfer agent (Note 3)	19,156	15,611	63,772	182,591
Payable for foreign capital gain tax	—	—	331,924	249,284
Payable for dividend expense on securities sold short	—	7,213	—	—
Other accrued expenses	21,320	177	(6,412)	10,317
Total Liabilities	1,943,054	22,957,023	29,420,724	80,496,735
Net Assets	$179,138,891	$84,397,383	$528,124,538	$1,255,878,756
Net Assets Consist Of:
Shares of beneficial interest	$129,857,309	$70,374,143	$326,302,280	$1,039,142,621
Undistributed net investment income	881,334	—	2,050,746	8,433,304
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	4,697,013	3,169,404	13,247,406	49,894,503
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	43,703,235	10,853,836	186,524,106	158,408,328
Net Assets	$179,138,891	$84,397,383	$528,124,538	$1,255,878,756
Investments at cost	$136,086,360	$96,744,816	$338,071,731	$1,131,724,609
Net Assets
Ordinary Shares	$148,862,468	$83,136,904	$497,046,276	$1,094,418,458
Institutional Shares	$30,276,423	$1,260,479	$31,078,262	$161,460,298
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
Ordinary Shares	5,997,139	4,751,907	15,679,146	47,131,583
Institutional Shares	1,088,120	68,792	965,240	6,909,460
Net asset value and offering price per share*
Ordinary Shares	$24.82	$17.50	$31.70	$23.22
Institutional Shares	$27.82	$18.32	$32.20	$23.37

* A deferred sales charge of 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of Institutional Shares. Prior to July 30, 2007 a redemption fee of 2% was withheld and paid to the Funds on redemptions of Institutional Shares made within 60 days of purchase. The fee was eliminated on this date.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended September 30, 2007 (Unaudited)

			Emerging	Foreign
	Small Cap	Long/Short	Markets	Value
Investment Income:
Dividends*	$2,203,635	$622,911	$4,999,095	$11,612,131
Interest	—	—	98,598	1,020,561
Miscellaneous	—	—	92	—
Total Investment Income	2,203,635	622,911	5,097,785	12,632,692
Expenses:
Dividend expense on securities sold short	—	42,096	—	—
Stock loan fees**	—	48,072	—	—
Compensation of Manager (Note 3)	829,259	411,513	1,904,620	5,889,923
Distribution fees, Ordinary Shares (Note 3)	233,034	202,568	450,772	1,277,897
Custodian and fund accounting fees	31,094	23,662	239,105	536,928
Transfer agent fees (Note 3):
Ordinary Shares	122,610	71,118	295,534	847,791
Institutional Shares	19,111	1,204	16,381	128,960
Audit and legal	10,088	5,222	22,334	71,560
Registration fees	43,070	24,960	30,562	101,746
Insurance	5,944	3,050	13,222	42,558
Compensation of Trustees (Note 3)	2,847	1,469	6,314	20,262
Printing	9,978	5,099	22,349	70,716
Miscellaneous	17,461	12,179	30,749	84,237
Total expenses before waivers/reimbursements/reductions	1,324,496	852,212	3,031,942	9,072,578
Waivers and/or reimbursements of expenses (Note 3)	—	—	—	—
Fees reduced by credits allowed by custodian (Note 3)	(2,195)	(24,450)	(3,565)	(1,220)
Expenses, net	1,322,301	827,762	3,028,377	9,071,358
Net Investment Income/(Loss)	$881,334	$(204,851)	$2,069,408	$3,561,334
Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency, and Foreign Translation:
Net realized gain/(loss) (Note 2) on:
Investments	1,517,659	2,591,570	10,721,378	51,211,055
Securities sold short transactions	—	(333,342)	—	—
Foreign denominated assets, liabilities, and currency	—	—	87,376	(359,645)
Change in unrealized appreciation/(depreciation) of:
Investments	2,957,490	(2,166,827)	106,856,625	(62,099,269)
Securities sold short transactions	—	2,198,667	—	—
Foreign denominated assets, liabilities, and currency	—	—	(214,602)	(215,036)
			—	—
Net realized and unrealized gain/(loss)	4,475,149	2,290,068	117,450,777	(11,462,895)
Net increase/(decrease) in net assets from operations	$5,356,483	$2,085,217	$119,520,185	$(7,901,561)

* Dividends are net of foreign withholding taxes of $573,838 for Emerging Markets and $1,100,406 for Foreign Value.

** Stock loan fees of $75,419 are offset by credit for balances of $(27,347) on cash collateral for short sale borrowings at Morgan Stanley, the Fund’s prime broker.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap		Long/Short
	Six Months Ended		Six Months Ended
	September 30, 2007	Year Ended	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007	(Unaudited)	March 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$881,334	$(877,213)	$(204,851)	$(87,678)
Net realized gain/(loss) on investments foreign denominated assets, liabilities, and currency	1,517,659	8,372,277	2,258,228	4,596,528
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	2,957,490	6,011,039	31,840	5,377,165
Net increase/(decrease) from operations	5,356,483	13,506,103	2,085,217	9,886,015
Distributions to shareholders from:
Net investment income
Ordinary Shares	—	—	—	(110,630)
Institutional Shares	—	—	—	(6,451)
Net realized gains
Ordinary Shares	—	(8,077,132)	—	—
Institutional Shares	—	(737,056)	—	—
Total Distributions	—	(8,814,188)	—	(117,081)
Fund share transactions (Note 8)	36,384,555	21,528,547	5,657,510	5,925,852
Increase/(decrease) in net assets	41,741,038	26,220,462	7,742,727	15,694,786
Net assets beginning of period	137,397,853	111,177,391	76,654,656	60,959,870
Net assets end of period*	$179,138,891	$137,397,853	$84,397,383	$76,654,656
* Includes Undistributed Net Investment Income	$881,334	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

	Emerging Markets		Foreign Value
	Six Months Ended		Six Months Ended
	September 30, 2007	Year Ended	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007	(Unaudited)	March 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,069,408	$1,484,658	$3,561,334	$5,525,023
Net realized gain/(loss) on investments foreign denominated assets, liabilities, and currency	10,808,754	3,615,540	50,851,410	2,473,554
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	106,642,023	36,634,441	(62,314,305)	123,433,501
Net increase/(decrease) from operations	119,520,185	41,734,639	(7,901,561)	131,432,078
Distributions to shareholders from:
Net investment income Ordinary Shares	—	(2,130,462)	—	(1,794,854)
Institutional Shares	—	(68,884)	—	(448,687)
Net realized gains Ordinary Shares	—	(4,665,791)	—	(27,366,385)
Institutional Shares	—	(124,122)	—	(3,849,548)
Total Distributions	—	(6,989,259)	—	(33,459,474)
Fund share transactions (Note 8)	119,147,673	108,916,113	370,476,615	322,745,234
Increase/(decrease) in net assets	238,667,858	143,661,493	362,575,054	420,717,838
Net assets beginning of period	289,456,680	145,795,187	893,303,702	472,585,864
Net assets end of period*	$528,124,538	$289,456,680	$1,255,878,756	$893,303,702
* Includes Undistributed Net Investment Income	$2,050,746	$—	$8,433,304	$4,871,970

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

STATEMENT OF CASH FLOWS

Six Months Ended September 30, 2007 (Unaudited)

Increase (Decrease) in cash—
Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$2,085,217
Purchase of investment securities	(60,715,158)
Sale of investment securities	52,939,781
Decrease in deposits with brokers for short sales	581,642
Decrease in dividends and interest receivable	13,340
Decrease in accrued expenses	(4,577)
Increase in dividend payable	7,213
Increase in securities sold short	2,863,917
Unrealized appreciation on securities	(31,840)
Net realized gains from investments	(2,591,570)
Net cash used in operating activities	(4,852,035)
Cash flows from financing activities:
Proceeds from shares sold	9,671,920
Increase in receivable for fund shares sold	(7,040)
Payments for fund shares repurchased	(4,014,410)
Decrease in payable for fund shares repurchased	(169,363)
Net cash provided by financing activities	5,481,107
Net increase/(decrease) in cash	629,072
Cash:
Beginning balance	85,149
Ending balance	$714,221

Supplemental disclosure of cash flow information:

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents. Security and Exchange Commission regulations do not require cash flow statements for Small Cap, Emerging Markets and Foreign Value Funds.

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30, 2007 (Unaudited)	Years Ending March 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.88	$22.99	$21.13	$19.93	$12.44	$18.71
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.13	(0.19)	(0.22)	(0.24)	(0.19)	(0.12)
Net realized and unrealized gain/(loss) on securities	0.81	2.91	5.16	2.18	7.68	(5.32)
Total from Investment Operations	0.94	2.72	4.94	1.94	7.49	(5.44)
Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distributions from realized capital gains	—	(1.83)	(3.08)	(0.74)	—	(0.83)
Total Distributions	—	(1.83)	(3.08)	(0.74)	—	(0.83)
Net Asset Value, End of Period	$24.82	$23.88	$22.99	$21.13	$19.93	$12.44
Total Return (d)	3.94%	12.01%	24.51%	9.76%	60.21%	(29.24)%
Net Assets, End of Period (000’s)	$148,863	$124,998	$98,879	$80,199	$69,851	$42,545
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)(f)
Gross	1.64%	1.82%	1.88%	1.98%	2.00%	2.04%
Net	1.64%	1.82%	1.88%	1.98%	2.00%	2.04%
Ratio of net investment income (loss) to average
net assets (c)(f)	1.03%	(0.80)%	(1.00)%	(1.17)%	(1.13)%	(0.81)%
Portfolio Turnover	15%	41%	57%	43%	67%	62%

	Institutional Shares
	Six Months Ended September 30, 2007 (Unaudited)	Years Ended March 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$26.71	$25.39	$ 22.96	$ 21.48	$ 13.34	$ 19.88
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.18	(0.08)	(0.12)	(0.14)	(0.11)	(0.05)
Net realized and unrealized gain/(loss) on securities	0.93	3.23	5.63	2.36	8.25	(5.66)
Total from Investment Operations	1.11	3.15	5.51	2.22	8.14	(5.71)
Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distributions from realized capital gains	—	(1.83)	(3.08)	(0.74)	—	(0.83)
Total Distributions	—	(1.83)	(3.08)	(0.74)	—	(0.83)
Net Asset Value, End of Period	$27.82	$26.71	$ 25.39	$ 22.96	$ 21.48	$ 13.34
Total Return (d)	4.16%	12.58%	25.06%	10.37%	61.02%	(28.87)%
Net Assets, End of Period (000’s)	$30,276	$12,400	$12,298	$ 9,616	$ 8,089	$ 5,459
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)(f)
Gross	1.31%	1.31%	1.38%	1.48%	1.50%	1.54%
Net	1.31%	1.31%	1.38%	1.48%	1.50%	1.54%
Ratio of net investment income (loss) to average
net assets (c)(f)	1.23%	(0.30)%	(0.50)%	(0.65)%	(0.63)%	(0.31)%
Portfolio Turnover	15%	41%	57%	43%	67%	62%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses excluding account fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Ratios for the six months ended September 30, 2007 have been annualized.

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30, 2007 (Unaudited)
		Years Ended March 31,
		2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$17.04	$14.76	$12.88	$12.19	$9.58	$12.87
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.04)	(0.02)	0.03	0.01	(0.02)	(0.06)
Net realized and unrealized gain/(loss) on securities	0.50	2.33	1.86	0.68	2.63	(3.23)
Total from Investment Operations	0.46	2.31	1.89	0.69	2.61	(3.29)
Less Distributions:
Dividends from net investment income	—	(0.03)	(0.01)	—	—	—
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.03)	(0.01)	—	—	—
Net Asset Value, End of Period	$17.50	$17.04	$14.76	$12.88	$12.19	$9.58
Total Return (d)	2.70%	15.63%	14.67%	5.66%	27.24%	(25.56)%
Net Assets, End of Period (000’s)	$83,137	$75,376	$59,975	$46,015	$43,463	$36,484
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(includes
dividend expenses on securities sold short) (e)(f)
Gross	2.08%	1.74%	1.65%	1.77%	1.81%	1.79%
Net	2.02%	1.71%	1.61%	1.76%	1.80%	1.76%
Ratio of expenses to average net assets (excludes
dividend expenses on securities sold short) (e)(f)
Gross	1.98%	1.72%	—	—	—	—
Net	1.92%	1.69%	—	—	—	—
Ratio of net investment income (loss) to average
net assets (c)(f)	(0.51)%	(0.14)%	0.21%	0.08%	(0.20)%	(0.61)%
Portfolio Turnover Excluding Short Sales	51%(g)	83%(g)	105%	160%	180%	36%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses excluding account fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Ratios for the six months ended September 30, 2007 have been annualized.

(g) Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	Six Months Ended
	September 30, 2007	Years Ended March 31,
	(Unaudited)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.80	$15.40	$13.43	$12.65	$9.90	$13.23
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	—	0.06	0.10	0.07	0.03	(0.01)
Net realized and unrealized gain/(loss) on securities	0.52	2.44	1.94	0.71	2.72	(3.32)
Total from Investment Operations	0.52	2.50	2.04	0.78	2.75	(3.33)
Less Distributions:
Dividends from net investment income	—	(0.10)	(0.07)	—	—	—
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.10)	(0.07)	—	—	—
Net Asset Value, End of Period	$18.32	$17.80	$15.40	$13.43	$12.65	$9.90
Total Return (d)	2.92%	16.22%	15.19%	6.17%	27.28%	(25.17)%
Net Assets, End of Period (000’s)	$1,260	$1,279	$984	$825	$747	$590
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (includes dividend expenses on securities sold short) (e)(f)
Gross	1.59%	1.25%	1.16%	1.27%	1.31%	1.29%
Net	1.53%	1.22%	1.11%	1.26%	1.30%	1.26%
Ratio of expenses to average net assets (excludes
dividend expenses on securities sold short) (e)(f)
Gross	1.49%	1.23%	—	—	—	—
Net	1.43%	1.20%	—	—	—	—
Ratio of net investment income (loss) to average
net assets (c)(f)	0.01%	0.35%	0.71%	0.54%	0.30%	(0.13)%
Portfolio Turnover Excluding Short Sales	51%(g)	83%(g)	105%	160%	180%	36%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses excluding account fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Ratios for the six months ended September 30, 2007 have been annualized.

(g) Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended
	September 30, 2007	Years Ended March 31,
	(Unaudited)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.34	$19.85	$14.23	$12.71	$6.12	$7.24
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.15	0.16	0.21	0.14	0.04	0.06
Net realized and unrealized gain/(loss) on securities	8.21	4.02	6.28	1.86	6.58	(1.14)
Total from Investment Operations	8.36	4.18	6.49	2.00	6.62	(1.08)
Less Distributions:
Dividends from net investment income	—	(0.22)	(0.22)	(0.20)	(0.03)	(0.04)
Distributions from realized capital gains	—	(0.47)	(0.65)	(0.28)	—	—
Total Distributions	—	(0.69)	(0.87)	(0.48)	(0.03)	(0.04)
Net Asset Value, End of Period	$31.70	$23.34	$19.85	$14.23	$12.71	$6.12
Total Return (d)	35.82%	21.36%	46.77%	15.89%	108.18%	(14.97)%
Net Assets, End of Period (000’s)	$497,047	$276,698	$144,088	$61,681	$39,977	$11,207
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)(f)
Gross	1.60%	1.67%	1.83%	1.96%	2.07%	2.30%
Net	1.60%	1.67%	1.83%	1.96%	2.07%	2.29%
Ratio of net investment income (loss) to average net assets (c)(f)	1.08%	0.77%	1.23%	1.12%	0.39%	0.88%
Portfolio Turnover	8%	24%	34%	53%	45%	150%

	Institutional Shares
	Six Months Ended
	September 30, 2007	Years Ended March 31,
	(Unaudited)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.67	$20.11	$14.39	$12.82	$6.17	$7.30
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.18	0.21	0.29	0.24	0.04	0.07
Net realized and unrealized gain/(loss) on securities	8.35	4.08	6.35	1.84	6.68	(1.13)
Total from Investment Operations	8.53	4.29	6.64	2.08	6.72	(1.06)
Less Distributions:
Dividends from net investment income	—	(0.26)	(0.27)	(0.23)	(0.07)	(0.07)
Distributions from realized capital gains	—	(0.47)	(0.65)	(0.28)	—	—
Total Distributions	—	(0.73)	(0.92)	(0.51)	(0.07)	(0.07)
Net Asset Value, End of Period	$32.20	$23.67	$20.11	$14.39	$12.82	$6.17
Total Return (d)	36.04%	21.68%	47.39%	16.42%	109.05%	(14.58)%
Net Assets, End of Period (000’s)	$31,078	$12,759	$1,707	$1,082	$2,365	$282
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)(f)
Gross	1.35%	1.41%	1.45%	1.46%	1.57%	1.80%
Net	1.35%	1.41%	1.45%	1.46%	1.57%	1.79%
Ratio of net investment income (loss) to average net assets (c)(f)	1.27%	1.02%	1.75%	1.84%	0.36%	1.22%
Portfolio Turnover	8%	24%	34%	53%	45%	150%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses excluding account fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Ratios for the six months ended September 30, 2007 have been annualized.

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended
	September 30, 2007	Years Ended March 31,
	(Unaudited)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.07	$19.91	$15.92	$13.50	$7.80	$9.67
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.07	0.18	0.24(g)	0.15	0.22	0.10
Net realized and unrealized gain/(loss) on securities	0.08	4.12	3.96	2.66	5.60	(1.91)
Total from Investment Operations	0.15	4.30	4.20	2.81	5.82	(1.81)
Less Distributions:
Dividends from net investment income	—	(0.07)	(0.13)	(0.12)	(0.12)	(0.06)
Distributions from realized capital gains	—	(1.07)	(0.08)	(0.27)	—	—
Total Distributions	—	(1.14)	(0.21)	(0.39)	(0.12)	(0.06)
Net Asset Value, End of Period	$23.22	$23.07	$19.91	$15.92	$13.50	$7.80
Total Return (d)	0.65%	22.08%	26.59%	20.99%	74.77%	(18.80)%
Net Assets, End of Period (000’s)	$1,094,419	$778,104	$441,614	$202,655	$88,425	$29,468
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)(f)
Gross	1.57%	1.60%	1.69%	1.80%	1.81%	1.93%
Net	1.57%	1.60%	1.69%	1.80%	1.81%	1.93%
Ratio of net investment income (loss) to average
net assets (c)(f)	0.56%	0.88%	1.41%(g)	1.04%	1.90%	1.20%
Portfolio Turnover	16%	19%	29%	10%	48%	7%

	Institutional Shares
	Six Months Ended
	September 30, 2007	Years Ended March 31,
	(Unaudited)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.19	$20.01	$15.98	$13.53	$7.83	$9.72
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.10	0.25	0.29(h)	0.17	0.30	0.12
Net realized and unrealized gain/(loss) on securities	0.08	4.12	3.98	2.70	5.56	(1.92)
Total from Investment Operations	0.18	4.37	4.27	2.87	5.86	(1.80)
Less Distributions:
Dividends from net investment income	—	(0.12)	(0.16)	(0.15)	(0.16)	(0.09)
Distributions from realized capital gains	—	(1.07)	(0.08)	(0.27)	—	—
Total Distributions	—	(1.19)	(0.24)	(0.42)	(0.16)	(0.09)
Net Asset Value, End of Period	$23.37	$23.19	$20.01	$15.98	$13.53	$7.83
Total Return (d)	0.78%	22.37%	26.96%	21.35%	75.07%	(18.62)%
Net Assets, End of Period (000’s)	$161,460	$115,200	$30,972	$21,317	$11,875	$862
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)(f)
Gross	1.32%	1.35%	1.45%	1.55%	1.56%	1.68%
Net	1.32%	1.35%	1.45%	1.55%	1.56%	1.68%
Ratio of net investment income (loss) to average net assets (c)(f)	0.87%	1.13%	1.70%(h)	1.22%	2.52%	1.40%
Portfolio Turnover	16%	19%	29%	10%	48%	7%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses excluding account fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Ratios for the six months ended September 30, 2007 have been annualized.

(g) Includes non-recurring income of $277,072.

(h) Includes non-recurring income of $22,928.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds d/b/a “Quant Funds” (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has four series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Quant Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Quant Long/Short Fund (“Long/Short”) seeks long-term growth of capital. Prior to November 1, 2006, Quant Long/Short Fund used a long only investment strategy and its investment objective was long-term growth of capital and income.

Quant Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Quant Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Each Fund offers two classes of shares designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective sales charges, distribution fees and shareholder servicing fees and arrangements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class bears its own transfer agent fees and only Ordinary Shares bear distribution fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares. Only Ordinary Shares may be subject to a deferred sales charge.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Fund’s prospectus. Please refer to those documents when considering a Fund’s risks.

2. Significant Accounting Policies.

Each Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles, that require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using procedures approved by the Trustees. At September 30, 2007 there were no securities fair valued.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds’ custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Short Sales.

Quant Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. Upon selling a security short, Long/Short will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short and will maintain such collateral until Long/Short replaces the borrowed security. Long/Short is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short. Long/Short records realized gain (loss) on a security sold short when a short position is terminated by Long/Short. Long/Short will incur a loss if the price of a security increases between the date of the short sale and the date on which Long/Short replaces the borrowed security. Long/Short will realize a gain if the price of borrowed security declines between the date of a short sale and the date Long/Short replaces the borrowed security.

Expenses and Class Allocations.

The majority of the expenses of the Funds are attributed to the individual Fund for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Quantitative Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3)

Distributions to Shareholders.

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur 12b-1 distribution fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

New Accounting Pronouncements.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006.

FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 required the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would have to be recorded as a tax benefit or expense in the current year. Management has determined that there were no uncertain tax positions to be reflected in the Funds' financial statements at September 30, 2007.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS No. 157). FAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that the adoption of FAS No. 157 will have on the Funds’ financial statement disclosures.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement (the “Management Agreement”) with Quantitative Investment Advisors, Inc. (the “Manager”) d/b/a Quantitative Advisors. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of Small Cap, Long/Short, Emerging Markets, and Foreign Value. Prior to November 1, 2006 the annual rate for Long/Short was 0.75% of the average daily net total assets.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of this Fund individually exceeds 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the six months ended September 30, 2007 aggregate management fees were $9,035,315 and no fees were reduced or waived.

The Manager has entered into advisory contracts with the following subadvisors (collectively the “Advisors”) to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap), SSgA Funds Management, Inc. (Long/Short), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap – 0.50% of average daily total net assets; Emerging Markets – 0.40% of average daily total net assets; Long/Short – 0.50% of the first $20 million and 0.35% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value – 0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets. Prior to November 1, 2006, the fees paid by the Manager to the Advisor of Long/Short was 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average daily total net asset value of Ordinary Share accounts of Small Cap, Long/Short and Emerging Markets and (ii) 0.25% of the average daily total net asset value of Ordinary Share accounts of Foreign Value open during the period the plan is in effect. The Distributor is voluntarily reducing the monthly fee it receives from Small Cap and Emerging Markets to 0.25% of the average daily total net asset value of Ordinary Shareholder accounts for the period from June 1, 2007 through July 31, 2008. This reduction is subject to review and the Distributor may modify or terminate this waiver at any time. Holders of Institutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the six months ended September 30, 2007, the aggregate distribution fees of the Funds were $2,164,271.

A deferred sales charge of 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Long/Short, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the six months ended September 30, 2007, such fees earned by the Distributor were $106,063.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the six months ended September 30, 2007, the aggregate fees of the Funds were $1,502,709.

The Transfer Agent also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and EDGAR administration services. These services are provided as additional services agreed to by the Board of Trustees of the Funds under the provisions of the Transfer Agent Agreement. For the six months ended September 30, 2007, aggregate transfer agent fees for these services were $66,444.

The By-Laws of the Fund, as amended from time to time, permit the Board of Trustees of the Fund to approve reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Fund. For the six months ended September 30, 2007, the Trustees have approved reimbursements that amounted to $74,400.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

The Trustees receive an annual Trustee’s fee of $10,000. The fees are allocated to each Fund in proportion to its respective net assets.

4. Purchases and Sales.

During the six months ended September 30, 2007, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Long/Short, Emerging Markets and Foreign Value were $59,488,136, $60,715,158, $140,984,216, and $567,283,948, respectively. Sales of such securities for the Funds were $22,971,517, $52,939,781, $30,148,222, and $185,214,055, respectively. Securities sold short are excluded from the Long/Short Fund numbers as they are generally held for less than one year.

5. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk.

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

7. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2007. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584 when the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust, were acquired in a merger which occurred on May 2, 2003 pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund in the merger for purposes of maintaining the financial statements and performance history in the post-reorganization periods and the acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended, and may therefore expire unutilized. As of March 31, 2007 the capital loss carryovers were as follows:

Portfolio	Capital Loss Expires March 31, 2010	Capital Loss Expires March 31, 2011	Capital Loss Expires March 31, 2012	Capital Loss Expires March 31, 2013	Total Capital Loss
Small Cap Fund	$—	$—	$—	$—	$—

Long/Short Fund	—	—	—	—	—
Emerging Markets Fund	—	—	—	—	—
Foreign Value Fund	(1,659,479)	(932,449)	—	—	(2,591,928)

In fiscal year 2007, Emerging Markets and Foreign Value incurred Post-October losses of ($18,662) and ($233,684), respectively.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/depreciation in the table includes unrealized tax gain (loss) on foreign currency and investments.

	March 31, 2007					September 30, 2007
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferral	Net Tax Appreciation/ Depreciation	Net Tax Appreciation/ Depreciation
Small Cap Fund	$—	$3,179,354	$—	$—	$41,015,735	$43,687,851
Long/Short Fund	—	911,173	—	—	10,800,994	10,853,836
Emerging Markets Fund	—	2,438,652	—	(18,662)	79,882,083	186,524,105
Foreign Value Fund	4,871,970	—	(2,591,928)	(233,684)	219,364,214	158,073,324

At March 31, 2007 the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$8,814,188	$—
Long/Short Fund	117,007	74	—
Emerging Markets Fund	2,672,460	4,316,799	—
Foreign Value Fund	2,243,541	31,215,933	—

For the six months ended September 30, 2007 Long/Short incurred a net operating loss of ($204,851). This loss was reclassified to Shares of Beneficial Interest.

Capital loss carryovers in the amount of $0, $3,683,826, $0, and $1,395,926 were utilized by Small Cap, Long/Short, Emerging Markets and Foreign Value, respectively, during the fiscal year ending March 31, 2007.

8. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2007 (Unaudited)		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	1,233,320	$30,393,862	953,368	$22,186,587
Shares issued in reinvestment of distributions	—	—	329,592	7,689,374
Shares redeemed	(471,563)	(11,301,114)	(348,451)	(8,048,760)
Net Change	761,757	19,092,748	934,509	21,827,201
Institutional Shares
Shares sold	678,398	18,791,410	135,911	3,538,475
Shares issued in reinvestment of distributions	—	—	27,407	714,231
Shares redeemed	(54,477)	(1,501,388)	(183,389)	(4,552,491)
Redemption fees	—	1,785	—	1,131

Net Change	623,921	17,291,807	(20,071)	(298,654)
Total Net Change For Fund		$36,384,555		$21,528,547
Long/Short
Ordinary Shares
Shares sold	550,559	$9,531,261	683,703	$10,810,200
Shares issued in reinvestment of distributions	—	—	6,310	104,870
Shares redeemed	(222,611)	(3,816,763)	(330,389)	(5,124,566)
Net Change	327,948	5,714,498	359,624	5,790,504
Institutional Shares
Shares sold	7,596	140,659	7,690	130,513
Shares issued in reinvestment of distributions	—	—	372	6,451
Shares redeemed	(10,670)	(197,647)	(105)	(1,617)
Redemption fees	—	—	—	1
Net Change	(3,074)	(56,988)	7,957	135,348
Total Net Change For Fund		$5,657,510		$5,925,852
Emerging Markets
Ordinary Shares
Shares sold	5,744,762	$160,280,917	6,811,013	$143,688,252
Shares issued in reinvestment of distributions	—	—	304,486	6,561,672
Shares redeemed	(1,923,017)	(53,061,603)	(2,517,124)	(51,086,597)
Net Change	3,821,745	107,219,314	4,598,375	99,163,327
Institutional Shares
Shares sold	516,141	14,446,384	465,283	10,002,242
Shares issued in reinvestment of distributions	—	—	8,841	193,006
Shares redeemed	(89,996)	(2,521,539)	(19,919)	(444,789)
Redemption fees	—	3,514	—	2,327
Net Change	426,145	11,928,359	454,205	9,752,786
Total Net Change For Fund		$119,147,673		$108,916,113
Foreign Value
Ordinary Shares
Shares sold	22,320,455	$526,829,541	15,336,477	$327,075,272
Shares issued in reinvestment of distributions	—	—	1,320,453	28,020,004
Shares redeemed	(8,909,708)	(203,541,906)	(5,111,094)	(104,933,240)
Net Change	13,410,747	323,287,635	11,545,836	250,162,036
Institutional Shares
Shares sold	3,615,580	85,745,712	3,391,983	71,945,944
Shares issued in reinvestment of distributions	—	—	187,569	3,997,093
Shares redeemed	(1,673,832)	(38,566,288)	(159,948)	(3,366,356)
Redemption fees	—	9,556	—	6,517
Net Change	1,941,748	47,188,980	3,419,604	72,583,198
Total Net Change For Fund		$370,476,615		$322,745,234

Change in Principal Accountants (Unaudited)

PricewaterhouseCoopers LLP was previously the independent registered public accounting firm for the Quant Funds (the “Funds”). On October 31, 2007 PricewaterhouseCoopers LLP was replaced as the principal accountant of the Funds and Tait, Weller and Baker LLP was engaged to audit the Funds’ financial statements for the fiscal year of 2008. The decision was made by the Audit Committee of the Board of Trustees and ratified by the full Board of Trustees.

The audit reports of PricewaterhouseCoopers LLP on the Funds’ financial statements as of and for the years ended March 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the two fiscal years ended March 31, 2006 and 2007 and the subsequent interim period through October 31, 2007, there were no reportable events or disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

Federal Tax Information (Unaudited)

Designation Requirements at March 31, 2007.

Qualified Dividend Income Percentage
Long/Short Fund	100%
Emerging Markets Fund	100%
Foreign Value Fund	100%

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Quant Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent quarterly holdings report, semi-annual report or annual report on the Quant Funds’ web site at www.quantfunds.com.

Portfolio Proxy Voting Policies and Information

Information on how the Quant Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2007 is available without charge online at www.quantfunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, Quant may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Quant Funds. If you wish to revoke your consent to this practice, you may do so by notifying Quant, by phone or in writing (see “For Account Information”). Quant will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL

A majority of the Board of Trustees, including at least a majority of the non-interested Trustees voting separately, is required under the Investment Company Act of 1940 (the “1940 Act”) to approve the Management Contract with Quantitative Advisors and the Advisory Contracts between Quantitative Advisors (the “Manager”) and each of the subadvisors (the “Advisors”) on an annual basis. In this regard, the Management Contract and Advisory Agreements are reviewed each year by the Board of Trustees to determine whether the contracts should be renewed for an additional one-year period.

On April 24, 2007, the Board of Trustees, and the non-interested Trustees voting separately, determined that the terms of the Management Contract and each of the Advisory Agreements are fair and reasonable and approved the continuance of each contract as being in the best interests of the Quant Funds and each respective Fund’s shareholders.

In making its determinations, the Board considered materials relating to the contract review process that were specifically prepared by the Manager and the Advisors at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of each Fund. The Board considered each contract and the non-interested Trustees held sessions both with the Manager and separate from the Manager in reviewing and considering the contracts.

In considering the contracts, the Board, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered.

Management Contract with Quantitative Advisors

In approving the renewal of the Management Contract on April 24, 2007, the Board, including the non-interested Trustees, considered, among other things: the benefit to shareholders of investing in funds that are part of a small family of funds using a manager-of-managers approach and providing for a selection of shareholder services; the advisor’s supervision of the subadvisors and whether each Quant Fund has operated within its investment objective and its record of compliance with its investment restrictions; each Quant Fund’s management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds; the use of fee breakpoints by some mutual funds; and the amount and nature of fees paid by shareholders. Although there are fee limitations and/or expense waivers in place with respect to Quant Small Cap Fund (and, prior to November 1, 2006 with respect to Quant Long/Short Fund, formerly Quant Growth and Income Fund), expenses have not exceeded the limitations or been waived for either of the Funds during the last five fiscal years. Each Fund’s advisory fee is discussed further in connection with consideration of the subadvisory fees.

The Board, including the non-interested Trustees, also considered the Managers personnel and methods. The Board reviews at least annually the background of the Manager’s senior management, particularly the size, education and experience of the Manager’s staff and the Manager’s approach to recruiting, training and retaining senior management and other personnel. The non-interested Trustees have also had discussions with senior management responsible for supervising each Quant Fund’s subadvisor and related investment program. The Board also considered the nature, quality, cost and extent of administrative and shareholder services performed by the advisor and affiliated companies under the existing Advisory Agreements and under separate agreements covering transfer agency functions and other services and the nature and extent of the Manager’s supervision of third party service providers, principally fund accountants (pricing, recordkeeping and, if any, securities lending services) and custodians and subcustodians.

The Board, including the non-interested Trustees, considered the level of the Manager’s profits in respect of the management of the Quant Funds. The Board considered whether the amount of profit is a fair entrepreneurial profit for the management of a family of funds like the Quant Funds, the revenue potential that could be realized from non-fund businesses (such as transfer agency and distribution) which may benefit from or be related to a Quant Fund’s business and the Manger’s profit margins in comparison with available industry data.

The Board, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Quant Funds, whether the Quant Funds (at both the Trust and fund levels) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between Quant Fund shareholders and the Manager in an appropriate manner.

The Board, including the non-interested Trustees, considered the character and amount of fees paid by each Fund and each Fund’s shareholders for services provided by the Manager and its affiliates, including fees for services like transfer agency and direct shareholder services. It also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Quant Funds. The Board, including the non-interested Trustees, considered the revenues and profitability of advisor’s businesses other than its mutual fund business, including the Manger’s retail brokerage and private placement agent activities, pension record keeping, and others. The Board, including the non-interested Trustees, considered the intangible benefits that accrue to the Manager and its affiliates by virtue of its relationship with each Quant Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded at the April 24, 2007 meeting that the existing advisory fee structure is fair and reasonable, and that the renewal of the existing management contract with Quantitative Advisors should be approved.

Quant Small Cap Fund - Columbia Partners, L.L.C. Investment Management

In approving the renewal of this Advisory Agreement on April 24, 2007, the Board, including the non-interested Trustees, considered whether Small Cap Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund’s investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Trustees noted that the Fund’s investment performance exceeded the performance of its Lipper Index and peer group for the 1-, 3- and 5-year, periods ended January 31, 2007, although it underperformed its Lipper Index and its peer group for the 10-year period ended January 31, 2007.

The Board, including the non-interested Trustees, considered the Fund’s management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Trustees noted that the Fund’s fee structure and expense ratio are competitive with a peer group of funds.

The Board, including the non-interested Trustees, reviews at least annually the background of the Fund’s portfolio manager and the Fund’s investment objective and strategy. The non-interested Trustees have also had discussions with senior management and/or reviewed a questionnaire prepared by senior management of the subadvisor responsible for the Fund’s investment program. Among other things, the Trustees considered the size, education and experience of the subadvisor’s investment staff and the subadvisor’s approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

The Board, including the non-interested Trustees, considered, among other things: the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any) under the existing Advisory Agreement; the nature and extent of the subadvisor’s supervision of third party service providers, principally the fund accountant, custodian and subcustodians; financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor’s services to the Fund; whether the Fund has appropriately benefited from any economies of scale; whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund’s shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor, and benefits to the subadvisor from the use of “soft” commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor’s businesses other than their mutual fund business, if any; and the “fall-out” benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing subadvisory fee structure is fair and reasonable, and that the existing Advisory Agreement with this subadvisor should be approved.

Quant Long/Short Fund (Formerly Quant Growth and Income Fund) - SSgA Fund Management, Inc.

In approving the renewal of this Advisory Agreement on April 24, 2007, the Board, including the non-interested Trustees, considered whether Long/Short Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund’s investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Board noted that the Fund implemented a long/short investment approach after October 31, 2006 and that its performance is being compared to a peer group of long/short equity funds versus last year’s report which used a large-cap peer group. The Fund has outperformed its Lipper Index and its peer group for the 1- and 3-year periods ended January 1, 2007. For the 5- and 10-year periods ended January 31, 2007, no Lipper Index was available; however, the Fund outperformed its peer group for the 5-year period ended January 31, 2007 and under-performed for the 10-year period.

The Board, including the non-interested Trustees, considered the Fund’s management fee (as of November 1, 2006), subadvisory fee (as of November 1, 2006) and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Trustees noted that the Fund’s fee structure and expense ratio are competitive with its long/short peer group of funds. The Trustees also noted that the Fund’s transfer agent/custody fees are somewhat lower than those of its peer group.

The Board, including the non-interested Trustees, reviews at least annually the background of the Fund’s portfolio manager and the Fund’s investment objective and strategy. The non-interested Trustees have also had discussions with senior management and/or reviewed a questionnaire prepared by senior management of the subadvisor responsible for the Fund’s investment program. Among other things, the Trustees considered the size, education and experience of the subadvisor’s investment staff and the subadvisor’s approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

The Board, including the non-interested Trustees, considered, among other things: the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any) under the existing Advisory Agreement; the nature and extent of the subadvisor’s supervision of third party service providers, principally the fund accountant, custodian and subcustodians; financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor’s services to the Fund; whether the Fund has appropriately benefited from any economies of scale; whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund’s shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor, and benefits to the subadvisor from the use of “soft” commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor’s businesses other than their mutual fund business, if any; and the “fall-out” benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded at the April 24, 2007 meeting that the existing subadvisory fee structure is fair and reasonable, and that the renewal of the existing Advisory Agreement with this subadvisor should be approved.

Quant Emerging Markets Fund - PanAgora Asset Management, Inc.

In approving the renewal of this Advisory Agreement on April 24, 2007, the Board, including the non-interested Trustees, considered whether Emerging Markets Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund’s investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Trustees noted that the Fund outperformed its Lipper Index and peer group for the 3-, 5-, and 10-year periods ended January 31, 2007 but that its 1-year performance was slightly below both its Lipper Index and its peer group for the same period.

The Board, including the non-interested Trustees, considered the Fund’s management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Board noted that the Fund’s fee structure and expense ratio are low compared with a peer group of funds. The Trustees also noted that the Fund’s transfer agent/custody fees are somewhat lower than those of its peer group.

The Board, including the non-interested Trustees, reviews at least annually the background of the Fund’s portfolio manager and the Fund’s investment objective and strategy. The non-interested Trustees have also had discussions with senior management and/or reviewed a questionnaire prepared by senior management of the subadvisor responsible for the Fund’s investment program. Among other things, the Trustees considered the size, education and experience of the subadvisor’s investment staff and the subadvisor’s approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

The Board, including the non-interested Trustees, considered, among other things: the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any) under the existing Advisory Agreement; the nature and extent of the subadvisor’s supervision of third party service providers, principally the fund accountant, custodian and subcustodians; financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor’s services to the Fund; whether the Fund has appropriately benefited from any economies of scale; whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund’s shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor, and benefits to the subadvisor from the use of “soft” commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor’s businesses other than their mutual fund business, if any; and the “fall-out” benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing subadvisory fee structure is fair and reasonable, and that the existing Advisory Agreement with this subadvisor should be approved. In addition, the terms of a new Advisory Contract between Quantitative Advisors and PanAgora Asset Management, Inc. with respect to Quant Emerging Markets Fund to become effective upon the change of control of one of the parent companies of PanAgora Asset Management, Inc., was also approved. There are no material differences between the new Advisory Contract and the prior Advisory Contract, except that the new Advisory Contract has a new effective date of August 3, 2007.

Quant Foreign Value Fund - Polaris Capital Management, Inc.

In approving the renewal of this Advisory Agreement on April 24, 2007, the Board, including the non-interested Trustees, considered whether Foreign Value Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund’s investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Trustees noted that the Fund outperformed its Lipper Index and its peer group for the 1-, 3- and 5-year periods ended January 31, 2007.

The Board, including the non-interested Trustees, considered the Fund’s management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Trustees noted that the Fund’s contractual management fee was competitive with the assets-weighted average of its peer group at various asset levels and that its total expense ratio was in line with its peer group of funds. The Trustees also noted that the Fund’s transfer agent/ custody fees are somewhat higher than those of its peer group.

The Board, including the non-interested Trustees, reviews at least annually the background of the Fund’s portfolio manager and the Fund’s investment objective and strategy. The non-interested Trustees have also had discussions with senior management and/or reviewed a questionnaire prepared by senior management of the subadvisor responsible for the Fund’s investment program. Among other things, the Trustees considered the size, education and experience of the subadvisor’s investment staff and the subadvisor’s approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

The Board of Trustees, including the non-interested Trustees, considered, among other things: the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any) under the existing Advisory Agreement; the nature and extent of the subadvisor’s supervision of third party service providers, principally the fund accountant, custodian and subcustodians; financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor’s services to the Fund; whether the Fund has appropriately benefited from any economies of scale; whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund’s shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor, and benefits to the subadvisor from the use of “soft” commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor’s businesses other than their mutual fund business, if any; and the “fall-out” benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing subadvisory fee structure is fair and reasonable, and that the existing Advisory Agreement with this subadvisor should be approved.

TRUSTEES AND OFFICERS

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Armstrong, Bulbrook, and Marshall are members of the Funds’ Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.QuantFunds.com or call shareholder services at 1-800-326-2141.

Name, Address and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Trustees
Robert M. Armstrong (68)	Trustee (1985 to Present)	President, Alumni Career, Services; Independent financial and career consulting services	4	NewPage Corporation; NewPage Holding Corporation
John M. Bulbrook (65)	Trustee (1985 to Present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	4	John M. Bulbrook Insurance Agency, Inc.
Edward E. Burrows (75)	Trustee (1985 to Present)	Independent consulting actuary- employee benefit plans	4	None
William H. Dunlap (56)	Trustee 10/17/2006 to Present	President, EQ Rider, Inc.; Principal, William H. Dunlap & Company (consulting firm)	4	Merrimack County Savings Bank
Clinton S. Marshall (50)	Trustee (April 2003 to Present)	Owner, Coastal CFO Solutions, CFO, Fore River Company, Finance Director, Northern York County Family YMCA, CFO, Great Works Internet, CFO, Holographix, CFO, EVibe.com, CFO, HealthWatch Technologies.	4	Great Works Internet
Interested Trustees and Officers
Deborah A. Kessinger (44)	Assistant Clerk (April 2005 to present), Chief Compliance Officer (December 2005 to present)

Senior Counsel (since 9/2004) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 11/2006), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (2000-2004); Compliance Attorney, Forefield, Inc. (2001-2004) and Compliance Consultant (2007-Present)

			N/A	None

Leon Okurowski (65)	Vice President and Treasurer (1985 to Present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Quantitative Investment Advisors, Inc.; Trustee, Quant Funds (4/17/1985-9/30/2004)	N/A

AB&T;
Everest USB Canadian Storage, Inc.;
Quantitative Investment Advisors, Inc.;
Sugarbush Solutions, Inc.
U.S. Boston Corporation;
U.S. Boston Asset Management Corporation;
USB Corporation; USB Everest Management, LLC;
USB Everest Storage LLC;
USB Greenville-86, Inc.;
USB-85 Restaurant Associates, Inc.;
USB Atlantic Associates, Inc.;
U.S. Boston Insurance Agency, Inc.;
U.S. Boston Capital Corporation

Willard L. Umphrey* (66)	Trustee, President, Chairman (1985 to Present)	Director, U.S. Boston Capital Corporation; President, Quantitative Investment Advisors, Inc.	4

AB&T;
U.S. Boston Corporation;
U.S. Boston Asset Management Corporation;
Quantitative Investment Advisors, Inc.;
Sugarbush Solutions, Inc., USB Corporation;
USB Greenville-86, Inc.;
USB-85 Restaurant Associates, Inc.;
USB Atlantic Associates, Inc.;
U.S. Boston Insurance Agency, Inc.;
U.S. Boston Capital Corporation;
Pear Tree Royalty Company, Inc.;
Waterfront Parking Corporation

Steven M. Warner (61)	Assistant Treasurer 10/17/2006 - Present

Controller (since 6/06), USB Corporation; Controller (since 6/06), Quantitative Investment Advisors, Inc.; Consultant (2002-2006); Sr. Vice President of Finance (2000- 2002), Corporate Vice President of Finance (1999-2002) Vice President of Finance (1992-2000) and Asst. Vice President of Financial Planning and Analysis (1987-1992), Pioneer Investment Management Shareholder Services, Inc.

			N/A	None

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, affiliation with one or more of the trust, the Fund’s investment advisor, Quantitative Advisors and the Fund’s distributor, U.S. Boston Capital Corporation.

SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01772

Advisers	Columbia Partners, L.L.C., Investment Management, 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815

SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111

PanAgora Asset Management, Inc., 260 Franklin Street, Boston, MA 02110

Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773

Custodian	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105

Fund Accountant	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105

Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105

Legal Counsel	Kirkpatrick & Lockhart Preston Gates Ellis LLP, State Street Financial Center, One Lincoln Street, Boston, MA 02111

For Account Information

For Quant Funds information, contact your financial adviser or, if you receive account statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 9:00 a.m. to 5:00 p.m. Eastern Time. Or visit our website, www.QuantFunds.com.

PRSRT STD

U.S. POSTAGE

PAID

BOSTON, MA

PERMIT NO. 56689

** GRAPHIC **

55 Old Bedford Road

Lincoln, MA 01773

www.quantfunds.com

Address Service Requested

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© 2007 U.S. Boston Capital Corporation

Distributor of the Quant Funds

Member FINRA (www.finra.org), SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not Applicable for Report Period

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

Not Applicable for Report Period

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not Applicable for Report Period.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not Applicable for Report Period.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.

See Item 12(a)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

Not Applicable for Report Period

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent”. In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Not Applicable for Report Period

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not Applicable for Report Period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not Applicable for Report Period.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not Applicable for Report Period.

.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not Applicable for Report Period.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not Applicable for Report Period.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Not Applicable for Report Period.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not Applicable for Report Period.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not Applicable for Report Period.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not Applicable for Report Period.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable for Report Period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not Applicable for Report Period.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not Applicable for Report Period.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

(2) If a Portfolio Manager required to be identified in response to paragraph (a)(1) of this Item is primarily responsible for the day-to-day management of the portfolio of any other account, provide the following information:

(i) The Portfolio Manager’s name;

(ii) The number of other accounts managed within each of the following categories and the total assets in the                 accounts managed within each category:

(A) Registered investment companies;
(B) Other pooled investment vehicles; and
(C) Other accounts.

(iii) For each of the categories in paragraph (a)(2)(ii) of this Item, the number of accounts and the total assets in               the accounts with respect to which the advisory fee is based on the performance of the account; and

(iv) A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s               management of the registrant’s investments, on the one hand, and the investments of the other accounts

included in response to paragraph (a)(2)(ii) of this Item, on the other. This description would include, for                 example, material conflicts between the investment strategy of the registrant and the investment strategy of

other accounts managed by the Portfolio Manager and material conflicts in allocation of investment                 opportunities between the registrant and other accounts managed by the Portfolio Manager.

(3) Describe the structure of, and the method used to determine, the Compensation of each Portfolio Manager required to be identified in response to Paragraph (a)(1) of this Item. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on the registrant’s pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the registrant’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

(4) For each Portfolio Manager required to be identified in response to Paragraph (a)(1) of this Item, state the dollar range of equity securities in the Registrant beneficially owned by the Portfolio Manager using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant’s principal executive officer and principal financial officer have concluded, that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not Applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quantitative Group of Funds

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: November 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: November 27, 2007

By /s/ Leon Okurowski

Leon Okurowski, Treasurer

Date November 27, 2007